UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Energy Recovery, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Dear Fellow Stakeholders,
In 2023, we had another record year
with annual revenue of over $128 million –
our 9th year of consecutive revenue
growth.  We have a healthy core business in
desalination.  Our wastewater business is
beginning to show promise, nearly doubling
in size in 2023.  We continue to strengthen
our balance sheet as we generate more
cash. And we are achieving all of this based
on our pressure exchanger technology,
which has demonstrated potential to grow
in other verticals, such as CO2 refrigeration.
Energy Recovery’s strong foundation and
prospects for even greater growth are what
originally drew me to the company.  We are
proud of the fact that our PX® Pressure
Exchanger® (“PX”) creates such substantial
financial and environmental value for our
customers, and frankly for the world.
I firmly believe our strategy of PX-based
diversification and growth is the right path
forward, and I have been focused squarely
on making sure we continue to capitalize on
this potential since taking on the CEO role
last Fall.
As we look forward to 2024, we
anticipate a 10th year of growth in our water
business with expected revenue between
$140 to $150 million.  Our desalination
customers are starting to embrace the PX
Q400, our newest top-of-the-line energy
recovery device for desalination, which we
launched only 18 months ago.  We expect
up to half of our mega project desalination
revenue will come from the PX Q400 this
year, double what we had initially
projected. The early success of this product
shows we continue to be a market leader in
the industry.
While growth has already been
robust, we aim to once again potentially
double our wastewater revenue, which
could comprise up to 10% of our overall
water sales.  Not only have we hit our
targets in wastewater, but we are selling
into a diverse set of geographies and
industries.  This multi-industry capability,
which has been proven in the field over the
last few years, clearly demonstrates the
versatility of the PX and is a strong
foundation for future growth in this
business.
In CO2 refrigeration there are two
main milestones I hope to achieve this year:
performance testing improvements to the
PX G1300® design, and 30 to 50 new
installations in the U.S. and Europe.  We
have been steadily building relationships
with manufacturers and large, influential
supermarket chains in both the U.S. and
Europe.
This year we are also working on
moving into the next phase of our
sustainability strategy.  Sustainability has
always been part of Energy Recovery’s DNA,
and I remain committed to this in the
products we develop and produce, as well
as in our own internal operations.  We have
already achieved several of our major

Energy Recovery, Inc. — 2024 Proxy Statement
sustainability goals, and we must continue
challenging ourselves to do better.  In 2023,
we announced our first ever corporate
emissions reduction target and conducted a
new materiality assessment, a process in
which many of you participated, to help
guide the refinement of our goals.  Your
feedback will directly contribute to Energy
Recovery’s new sustainability goals, which
we plan to publish by the end of the year.
Importantly, this year I am also
focused on further building out the long-
term growth strategy that will guide us for
the next three to five years, what I call our
“playbook.”  Energy Recovery has come a
long way in developing and executing our
diversification strategy.  Since that strategy
was laid out a few years ago, the
desalination market has continued to
evolve to the point where we are now
competing in new geographies within an
evolving competitive landscape, all of which
creates new risks and opportunities for our
foundational business.  We have found
tremendous initial success in wastewater,
and now we must focus on where to invest
to continue to grow this business at an
accelerated rate in the coming years.  And
as we set the foundation for growth in CO2
refrigeration, we must take a hard look at
how this business will develop and grow in
the next three years, as well as where to
invest to tackle other adjacent verticals in
the future as we show success.
I am optimistic about Energy
Recovery’s future, which is one reason why
I took this job.  The foundational aspects of
Energy Recovery that have attracted so
many new shareholders to our company in
recent years remain intact, and we now
must execute to deliver on this future.
Energy Recovery was built upon a solid
foundation of groundbreaking technology
30 years ago, and today we are poised for
decades of innovation and delivering
financial and environmental value to our
customers, investors, and all of our
stakeholders.
Sincerely,
David W. Moon
President and Chief Executive Officer

Energy Recovery, Inc. — 2024 Proxy Statement
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

Date:	Place:	Record Date:
Thursday, June 6, 2024 at 10:00 a.m. Pacific Time	www.virtualshareholdermeeting. com/ERII2024	April 8, 2024
Dear Stockholders of Energy Recovery, Inc.:
You are invited to attend the Energy Recovery, Inc., 2024 Annual Meeting of Stockholders,
which will be held on Thursday, June 6, 2024, at 10:00 a.m. Pacific Time (the “2024 Annual
Meeting”).  As in past years, this year’s 2024 Annual Meeting will be conducted in a virtual format via a live audio webcast at www.virtualshareholdermeeting.com/ERII2024.  To participate in the 2024 Annual Meeting, you will need the 16-digit control number that appears on your Notice Regarding the Availability of Proxy Materials, your proxy card (printed in the box and marked by the arrow), and the instructions that accompanied your proxy materials.  If you hold shares in the name of a broker, bank, trustee or other nominee, you may need to contact your broker, bank, trustee or other nominee for assistance with your 16-digit control number.
You will have the ability to submit questions during the 2024 Annual Meeting via the meeting website.
Agenda:
1.To elect six (6) directors for a one-year term;
2.To consider and approve, on a non-binding advisory basis, executive compensation as disclosed in the attached Proxy Statement;
3.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
4.To consider any other business that may properly come before the 2024 Annual
Meeting or any adjournment or postponement thereof.

Energy Recovery, Inc. — 2024 Proxy Statement | i
The Board of Directors has fixed the close of business on April 8, 2024, as the record date for the 2024 Annual Meeting.  Stockholders of record as of April 8, 2024, may vote at the
2024 Annual Meeting or any postponements or adjournments of the meeting.  This notice of annual meeting, notice of internet availability, proxy statement, annual report on Form 10-K and form of proxy are being made available on or about April 22, 2024.
It is important that your shares are represented at the 2024 Annual Meeting, and regardless of whether you plan to attend, the Company respectfully request that you vote in advance on the matters to be presented at the 2024 Annual Meeting as described in these proxy materials.
You can help the Company reduce costs and the impact on the environment by electing to receive and access future copies of the Company’s proxy statements, annual reports and other stockholder materials electronically by email.  If your shares are registered directly in your name with the Company’s stock registrar and transfer agent, Equiniti Trust Company, LLC, you can make this election by going to its website (www.equiniti.com/us/) or by following the instructions provided when voting over the Internet.  If you hold your shares in a brokerage account or otherwise through a third party in “street name,” please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to receive and view future annual meeting materials electronically.

By Order of the Board of Directors,

William W. Yeung
Chief Legal Officer and Corporate Secretary
San Leandro, California
April 22, 2024

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting

To Be Held on June 6, 2024:  This Proxy Statement, along with the 2023 Annual Report on Form 10-K for the fiscal year ended
December 31, 2023, is available free of charge at the following website:  www.proxyvote.com

Energy Recovery, Inc. — 2024 Proxy Statement | ii

Energy Recovery, Inc. — 2024 Proxy Statement | iii

Energy Recovery, Inc. — 2024 Proxy Statement | iv

Proxy Statement
2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Pacific Time on
Thursday, June 6, 2024
This proxy statement and the enclosed form of proxy (“Proxy Statement”) are furnished in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board” or the “Board of Directors”) for use at the 2024 Annual Meeting of Stockholders of Energy
Recovery, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof.  The 2024 Annual Meeting will be held in a virtual format via live audio webcast on Thursday, June 6, 2024, at 10:00 a.m. Pacific Time.  Stockholders can attend the meeting via the internet at www.virtualshareholdermeeting.com/ERII2024 by using the 16-digit control number which appears on the Notice Regarding the Availability of Proxy Materials, the
proxy card (printed in the box and marked by the arrow), and the instructions that accompanied your proxy materials.  References in this Proxy Statement to “we,” “us,” “our,”
“the Company” or “Energy Recovery” refer to Energy Recovery, Inc.
The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and 2023 Annual Report is first being mailed on or about
April 22, 2024, to all stockholders entitled to vote at the 2024 Annual Meeting.
THE INFORMATION PROVIDED IN THE “QUESTION AND ANSWER” FORMAT IN THE
SECTION ENTITLED “INFORMATION ABOUT THE 2024 ANNUAL MEETING”
IS FOR YOUR CONVENIENCE ONLY AND IS MERELY A SUMMARY OF
THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.
YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

Energy Recovery, Inc. — 2024 Proxy Statement | 1

Proxy Summary
This summary contains highlights about the Company, information contained elsewhere in this Proxy Statement and the upcoming 2024 Annual Meeting.  This summary does not contain all of the information that you should consider in advance of the meeting and the Company encourages you to read the entire Proxy Statement carefully before voting.
2024 Annual Meeting

Date and Time:	Virtual Meeting Access:
Thursday, June 6, 2024, at 10:00 a.m., Pacific Time	www.virtualshareholdermeeting.com/ERII2024

Record Date:	Proxy Mail Date:
April 8, 2024	On or about April 22, 2024

Vote in Advance of the Meeting	Vote During the Meeting
Over the internet at www.proxyvote.com; or	Over the internet – See page 88 of the Proxy —“How Do I Vote” for details on how to vote during the 2024 Annual Meeting

By telephone at 1-800-690-6903; or	By mail — sign, date and return the proxy card or voting instruction form mailed to you.
Meeting Agenda and Voting Matters

Matter		Board Recommendation	Page
1.	Election of six (6) Directors for a One-Year Term	FOR each Nominee	10
2.	A proposal to consider and approve, on a non-binding, advisory basis, executive compensation as disclosed in the Proxy Statement	FOR	40
3.	Ratification of independent registered public accounting firm	FOR	83

Energy Recovery, Inc. — 2024 Proxy Statement | 2
2024 Director Nominees

Name	Age (1)	Director Since	Principal Occupation	Independent	Roles and Committee Memberships (1)

Alexander J. Buehler	48	2015	President and CEO of Integrated Water Services	Yes	Audit (Chair), Compensation

Joan K. Chow	63	2021	Former Executive Vice President and Chief Marketing Officer of Conagra Foods	Yes	Compensation (Chair), Audit

Arve Hanstveit	69	1995	CFO of Foldstar, Inc.	Yes	Nominating and Corporate Governance (Chair), Audit

David W. Moon	62	2023	President and CEO of Energy Recovery, Inc.	No

Colin R. Sabol	56	2023	Former President of Measurement & Control Solutions at Xylem	Yes	Compensation, Nominating and Corporate Governance

Pamela L. Tondreau	64	2019	Executive Vice President and Chief Legal Officer of onsemi	Yes	Board Chair, Compensation, Nominating and Corporate Governance

(1)As of Record Date, April 8, 2024.

Energy Recovery, Inc. — 2024 Proxy Statement | 3
2023 Performance Highlights
Highlights
The Company’s performance during the year included the following:
•continued to conduct business development activities to grow its opportunities across multiple wastewater treatment operations and have penetrated verticals including lithium-ion battery, chemical and textile manufacturing facilities;
•appointed Fieuw Koeltechniek, a leading refrigeration cooling rack and service provider in Belgium, the Netherlands and Luxembourg, as its exclusive distribution agent in the Benelux region;
•successfully installed and commissioned the PX G1300®, which is fully integrated with the CO2 refrigeration units in supermarkets in the U.S. and Europe;
•received the prestigious “Refrigeration Innovation of the Year Award” for the
PX G1300 at the ATMO Awards Ceremony of the Atmosphere America Summit 2023;
•received the prestigious “Innovation of the Year” award with its partner, Epta Group, from the Refrigeration & Air Conditioning Magazine; and
•issuance of its fourth annual Sustainability Report.

Energy Recovery, Inc. — 2024 Proxy Statement | 4
Financial Performance
In 2023, the Company delivered on its ongoing commitment to its shareholders and continued to make substantial progress on its ambitious growth plans.
•Record revenue of $128.3 million,
an increase of 2% year-over-year;
representing the ninth consecutive
year of revenue growth.
•Healthy gross margin of 67.8%.
•One and three year Total
Shareholder Return on Investment
of (8%) and 38%, respectively.
•Operating cash flow of
$26.1 million.
•Net income of $21.5 million, or
$0.37 per diluted share.

Revenues
$128.3M
2% increase from prior year
Gross Margin
67.8%
171 basis point decrease from prior year
Net Income
$21.5M
Diversity and Inclusion
The Company believes that different perspectives lead to better outcomes.  Diversity encompasses not only gender, race and ethnicity, but also differing backgrounds and experience.  While the Company has a very diverse workforce in many aspects, the Company believes it can do better.  The Company is committed to creating a work environment that engages all the viewpoints and styles that its diverse teams have to offer.

Energy Recovery, Inc. — 2024 Proxy Statement | 5
Board Diversity
The Board considers and recognizes the diverse attributes of its directors.  The Board currently includes two women, two racially/ethnically diverse directors and two directors of diverse national origin.  In addition, the Board has two women in leadership roles, including the
Chair of the Board and the Chair of the Compensation Committee.
2/7 WOMEN (1)2/7 PEOPLE OF COLOR (1)5/7 INDEPENDENT (1)8.4 YRS. AVG. TENURE (1)
2/6 WOMEN (2)1/6 PEOPLE OF COLOR (2)5/6 INDEPENDENT (2)7.7 YRS. AVG. TENURE (2)

(1)As of the Record Date.
(2)After the 2024 Annual Meeting Date.

Energy Recovery, Inc. — 2024 Proxy Statement | 6
Stockholder Engagement and Governance Highlights
The Company believes that strong corporate governance includes consistent engagement with its stockholders.  The Company believes in fostering long-term relationships and year-
round, open and honest engagement with its investors, which is critical to the Company’s success.  The Company engages with stockholders on a variety of topics throughout the year to ensure that it is addressing questions and concerns and to seek input on policies and practices.
The Company’s management team, including its Chief Executive Officer (“CEO”), Chief Financial
Officer (“CFO”) and VP of Investor Relations, regularly engages in meaningful dialogue with the
Company’s stockholders through 1-on-1 meetings, quarterly earnings calls, industry conferences and other channels of communication, which the management team regularly shares with the Board.  Stockholders may communicate with the Board as set forth under
“Communication between Stockholders and Directors” on page 32.
During 2023, the Company engaged with a wide cross section of shareholders (who collectively owned approximately 54% of the Company’s outstanding stock) through 14 investor
(non-deal) road shows, investor conferences and over 375 1-on-1 investor meetings.  In addition, since 2020, the Company’s annual meetings have been conducted virtually through a live webcast and online shareholder tools.  The Company believes the virtual meeting format enables stockholders to participate fully, and equally, from any location around the world, at little to no cost to them.  The format of the Company’s 2024 Annual Meeting has been designed to ensure that its stockholders who attend the Company’s 2024 Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.  For more information on the meeting format, see page 88.
The Board regularly assesses and refines the Company’s corporate governance policies and procedures to take into account evolving best practices and the valuable feedback of the
Company’s shareholders and other stakeholders who have provided important external viewpoints that inform the Company’s decisions and strategy.

Energy Recovery, Inc. — 2024 Proxy Statement | 7
Governance highlights include:
✔All directors elected annually for
one-year terms
✔Proxy access rights, allowing eligible
long-term shareholders holding 3%
or more of the Company’s
outstanding shares of common stock
to include nominations for directors
in the Company’s proxy statement
✔Only one class of outstanding shares
with each share entitled to one vote
✔Independent oversight – 5 of 7
current directors are independent
(all except the current CEO and
former CEO)
✔Independent Chair of the Board or
Lead Independent Director with
robust responsibilities
✔100% independent Board
Committees
✔Independent directors meet in
executive session at each regularly
scheduled Board meeting
✔Focus on diversity - 43% and 33%,
currently and after the 2024 Annual
Meeting, respectively, of the Board
members are, and will be, diverse
based on gender or ethnicity
✔Active Board oversight of the
Company’s strategy, risk
management, cybersecurity, human
capital management and
sustainability matters
✔Annual Board and committee self-
assessments to review effectiveness
✔Prohibition on hedging or pledging
the Company’s common stock
✔Stringent clawback policy
✔Rigorous director and executive
stock ownership guidelines
✔Focus on Board refreshment
✔Director resignation policy

Energy Recovery, Inc. — 2024 Proxy Statement | 8
Executive Compensation Highlights
The Company’s compensation decisions were aligned with its strong financial and operational performance in 2023 and reflected its focus on variable, at-risk compensation.  The
Company’s compensation is intended to reward performance and sustained growth over the long term.
The Company’s CEO and other executive officers have demonstrated their commitment to fair pay and pay for performance.  The Company is committed to effective compensation governance, as demonstrated by the following compensation policies and practices:
What We Do
✔Substantial portion of
compensation is at-risk
✔Long-term vesting to promote
retention
✔Stock ownership guidelines
✔Double trigger change in control
severance
✔At-will employment of executive
officers
✔Independent Compensation
Committee
✔Independent compensation
consultant
✔Annual executive compensation
assessment tied to practices of a
reasonable peer group of similar
size/value public companies
✔Risk assessment
✔Claw-back policy
✔Annual incentives are based on
achievement of rigorous
performance goals
✔Executive compensation program
does not encourage excessive risk
taking
What We Don’t Do
✘No repricing
✘No gross-ups
✘No excessive perquisites
✘No executive retirement plan
benefits
✘No guaranteed bonuses or annual
equity awards
✘No excessive severance

Energy Recovery, Inc. — 2024 Proxy Statement | 9

Proposal No. 1 – Election of Directors
The authorized number of directors constituting the Board is currently set at seven directors.  Mr. Robert Yu Lang Mao is not standing for re-election at the 2024 Annual Meeting.
Consequently, immediately following the 2024 Annual Meeting, the Board will consist of six (6)
members with one vacancy.  As a result, there are fewer director nominees named than the currently approved size of the Board.  The Board has commenced a search for a new Board member as part of the Company’s focus on ongoing board refreshment to ensure that the
Board has the right mix of skills and expertise to oversee the Company’s evolving strategy, culture and risks.
At the 2024 Annual Meeting, you will be asked to elect six (6) directors.  Proxies may not be voted for a greater number of persons than the six (6) nominees named herein.  Each of the six (6) nominees identified in this Proxy Statement has been nominated by the Nominating and
Corporate Governance Committee and the Board for election to a one-year term expiring at the
Company’s 2025 Annual Meeting.  All nominated directors are standing for re-election and each has consented, if elected as a director of the Company, to serve until their term expires.
In the event that any of the Director
Nominees is unable or declines to serve as a
director at the time of the 2024 Annual
Meeting, the proxies will be voted for any
nominee who shall be designated by the
present Board of Directors to fill the vacancy.
In the event that additional person(s) are
nominated for election as director(s), the
proxy holders intend to vote all proxies
received by them in such a manner as will
assure the election of as many of the
nominees listed below as possible.  In such
event, the specific nominees to be voted for
will be determined by the proxy holders.  The
Board has no reason to believe that the
person named will be unable or unwilling to
serve as a director, if elected.  The nominee
for director who receives the greatest
number of votes will be elected.
A plurality of the shares voted for the
nominee at the meeting is required to elect
the nominee as a director.

Director Nominees (Term Expiring in 2025)
Alexander J. Buehler
Joan K. Chow
Arve Hanstveit
David W. Moon
Colin R. Sabol
Pamela L. Tondreau

Energy Recovery, Inc. — 2024 Proxy Statement | 10
Director Criteria and Qualifications
In connection with the selection and nomination process, the Nominating and Corporate
Governance Committee reviews the experience, skills, expertise, backgrounds and other attributes of each individual candidate in the context of the Board as a whole, with the objective of maintaining a group of directors that can further the Company’s success.  The
Nominating and Corporate Governance Committee considers a number of important factors in determining whether to re-nominate incumbent directors and in evaluating new director candidates, including:
•satisfaction of director criteria set
forth in the Nominating and Corporate
Governance Committee Charter;
•for incumbent directors, the director’s
participation in, and contributions to,
the activities of the Board, the
contents of the most recent board
assessment and attendance at
meetings;
•the individual’s educational and
professional background and personal
accomplishments;
•expertise and experience relevant to
the Company’s long-term strategy,
operations and culture;
•diversity, including, but not limited to,
factors such as gender, ethnicity, race,
sexual orientation and geography;
•ensuring an appropriate balance
between director tenure and board
refreshment; and
•compliance with Securities and
Exchange Commission (“SEC”), the
Nasdaq Stock Market (“NASDAQ”) and
other applicable legal and regulatory
standards.
The Company believes the selection of qualified directors is essential to ensuring that the
Board functions effectively.  The Company believes its director nominees have the necessary experience, skills, expertise and background needed for the successful execution of the Board’s responsibilities and oversight of the Company’s strategy.

Energy Recovery, Inc. — 2024 Proxy Statement | 11
DIRECTOR NOMINEES

Director Since	Name, Principal Occupation, and Other Information
February 2015	Alexander J. Buehler Age 48
Alexander J. Buehler currently serves as President & CEO of Integrated
Water Services, a PE-backed company focused on product solutions, technical and digital services, and field services for water and wastewater treatment facilities.  Beforehand, Mr. Buehler served as the
Interim CEO of LiqTech International, a publicly traded manufacturing and technology company based in Copenhagen, Denmark that
specializes in advanced membranes and filters comprised of silicon carbide ceramics.  Prior to LiqTech, Mr. Buehler served as the President
& CEO of the Brock Group, a leading soft craft services provider with established business across multiple end markets.  Previously, he was
EVP of Global Resources for Intertek, a publicly traded company headquartered in London that is a market leader in quality assurances services across multiple industries—namely energy, mining, power, infrastructure, aerospace, and others.  Before Intertek, Mr. Buehler served at Energy Maintenance
Services (“EMS”) from July 2014 to September 2017, first with a brief stint as Chief Financial Officer and then as President & Chief Executive Officer, during which time he steered the company through the market downturn in oil and gas, repositioned the business as a leading integrity maintenance company and led the marketing and sale of the business.  Mr. Buehler became a member of the Company’s Board of Directors in February 2015.  From 2011 to 2014, Mr. Buehler served as Energy Recovery’s Chief
Financial Officer.  From 2004 to 2011, Mr. Buehler held executive-level positions at Insituform
Technologies, Inc. (now Aegion Corporation), a global leader in water infrastructure technology and services for municipalities and industry.
With substantial experience across industrial end markets (water, energy), including products and services, with multiple C-level roles at publicly traded and private equity-backed companies, Mr. Buehler is a highly impactful business executive with years of experience in leadership, strategy, commercial excellence, financial oversight and execution discipline.  He currently serves as Chairman of the Board for LiqTech International and has previously served as a board member and Chair of the Audit
Committee for Viscount Systems.
The Board selected Mr. Buehler to serve as a director because of his substantial experience in the global water, oil and gas and manufacturing industries, his knowledge of the Company and its products and his executive and financial experience.
EDUCATION
B.S. in Civil Engineering from the United States Military Academy at West Point and an M.B.A. in
Finance from the Wharton School at the University of Pennsylvania.
CURRENT BOARD COMMITTEES
Audit Committee (Chair)
Compensation Committee (Member)

Energy Recovery, Inc. — 2024 Proxy Statement | 12

Director Since	Name, Principal Occupation, and Other Information
December 2021	Joan K. Chow Age 63
Joan K. Chow has extensive leadership experience in retail and marketing, consumer insights and human resources matters, and has served as senior leader at some the world’s most recognizable companies.
Ms. Chow is the former Executive Vice President and Chief Marketing
Officer at ConAgra Foods, one of North America’s leading packaged food companies.  Prior to that, Ms. Chow spent extensive time with Sears
Holdings Corporation in various marketing roles and ultimately served as
Senior Vice President and Chief Marketing Officer for Sears Retail.  She
has also held executive positions with Information Resources Inc.,
Johnson & Johnson Consumer Products, Inc. and the Greater Chicago
Food Depository.
Ms. Chow is also a director at High Liner Foods and Spectrum Brands.  She has previously served as a Director of Welbilt, Inc., The Manitowoc Company, RC2 Corporation and Feeding America.
The Board selected Ms. Chow because of her extensive executive and marketing experience as well as her prior public company board experience, which provides her unique insight on key board and company issues.
EDUCATION
B.A. Cornell University and an M.B.A. from the Wharton School of the University of Pennsylvania.
CURRENT BOARD COMMITTEES
Compensation Committee (Chair)
Audit Committee (Member)

Energy Recovery, Inc. — 2024 Proxy Statement | 13

Director Since	Name, Principal Occupation, and Other Information
January 1995	Arve Hanstveit Age 69
Arve Hanstveit is the Chief Financial Officer at Foldstar, Inc.  Previously,
between August 1997 and November 2010, he served as Partner and
Vice President of ABG Sundal Collier, a Scandinavian investment bank, where he was responsible for advising U.S. institutional investors on equity investments in Nordic companies.  Prior to joining ABG Sundal
Collier, Mr. Hanstveit worked as a securities analyst and as a portfolio manager for TIAA-Cref, a large U.S. institutional investor.  From
February 2007 to January 2010, Mr. Hanstveit served on the Board of
Directors of Kezzler AS, a privately-held Norwegian company, which delivers secure track and trace solutions to the industry.  Mr. Hanstveit is also a member of the Norwegian American Chamber of Commerce and the New York Angels, an independent consortium of individual accredited angel investors that provide equity capital for early-stage companies in the New York City area.
The Board selected Mr. Hanstveit to serve as a director because of his early investment in the
Company, his years of experience as a portfolio manager and securities analyst, his detailed understanding of global financial markets and his extensive knowledge of the Company, its products, and markets.
EDUCATION
B.A. in Business from the Norwegian School of Management and an M.B.A. from the University of
Wisconsin, Madison.
CURRENT BOARD COMMITTEES
Nominating and Corporate Governance Committee (Chair)
Audit Committee (Member)

Energy Recovery, Inc. — 2024 Proxy Statement | 14

Director Since	Name, Principal Occupation, and Other Information
July 2023	David W. Moon Age 62
David W. Moon became the Company’s President and CEO in
January 2024 and served as the Company’s interim-President and CEO from October 2023 to January 2024.  Mr. Moon first joined the
Company as a Board Member in July 2023.  Mr. Moon was previously
President of Carrier Commercial Refrigeration (“CCR”), a division of
Carrier Global Corporation, from 2020 to 2021.  Based in Paris, CCR was a leading supplier of high-efficiency CO2 turnkey refrigeration systems and services to the food retail, processing and storage segments and pharma segment in Europe, the Middle East, Africa and Asia.  Prior to
that, Mr. Moon worked as an Advisor for Ares Management LLC on the acquisition of CoolSys Inc., the U.S. market leader in commercial refrigeration and heating, ventilation and air conditioning (“HVAC”)
services.  He joined the CoolSys Board of Directors post-acquisition.
Mr. Moon was President & Chief Operating Officer of Heatcraft Worldwide Refrigeration (“Heatcraft”), a
division of Lennox International, Inc., from 2006 to 2017.  Heatcraft was the global OEM leader in commercial refrigeration equipment.  Mr. Moon joined Lennox International, Inc. in 1998 holding various management positions in the United States, Singapore and Australia.  Prior to that, Mr. Moon held various management positions at Allied Signal, Inc., Case Corporation and Tenneco Oil Company in
the United States, Hong Kong, Taiwan and Germany.  Mr. Moon served on the Board of Directors of
American Woodmark Corporation from 2015 to 2020.
The Board selected Mr. Moon as a director because of his 25 years of commercial/industrial refrigeration and commercial HVAC leadership, his executive experience and leadership qualities.
EDUCATION
B.S. in Civil Engineering and an M.B.A. from Texas A&M University.
CURRENT BOARD COMMITTEES
None

Energy Recovery, Inc. — 2024 Proxy Statement | 15

Director Since	Name, Principal Occupation, and Other Information
July 2023	Colin R. Sabol Age 56
Colin R. Sabol joined the Board in July 2023.  Mr. Sabol is an accomplished business leader, strategist and deal maker with over
20 years of experience in the global water and energy markets.  From
2017-2022, Mr. Sabol was President of Measurement & Control
Solutions at Xylem, Inc., a global water technology provider.  Between
2013 and 2017, he led a wide range of global business at Xylem including Analytical Instrumentation, Water Treatment and the
Dewatering Pump Rental businesses.
Mr. Sabol joined ITT, Inc. in 2006 as VP Growth for the Fluid & Motion
Control segment, where he led the transformation of a mechanical equipment portfolio into a technology and services leader.  He was instrumental in effecting the spin-off of Xylem from ITT in 2011.
Mr. Sabol first entered the water industry at General Electric Company where he served as Chief Growth Officer of GE Water from 2003 to
2006.  He served on the board of Faradyne Motors, LLC, a JV between Xylem and Pentair from 2009 to
2017 and was Board Chair of Xylem Watermark, Xylem’s corporate social responsibility program, from
2009 to 2017.
The Board selected Mr. Sabol as a director because of his extensive executive experience and his expertise within the water industry, which provides him with unique insight on key issues involving the
Company’s water business unit.
EDUCATION
B.S. in Material Engineering from Alfred University.
CURRENT BOARD COMMITTEES
Compensation Committee (Member)
Nominating and Corporate Governance Committee (Member)

Energy Recovery, Inc. — 2024 Proxy Statement | 16

Director Since	Name, Principal Occupation, and Other Information
July 2019	Pamela L. Tondreau Age 64
Pamela L. Tondreau was elected as Chair of the Board in October 2023 and had served as the Board’s Lead Independent Director since May
2020.  Ms. Tondreau is the Executive Vice President and Chief Legal
Officer of ON Semiconductor Corporation (now onsemi.  Previously, she served as a consultant to Infineon Technologies AG, which purchased
Cypress Semiconductor Corporation (“CY”) in April 2020 until July 2020.
Prior to her consulting role, Ms. Tondreau served as Chief Legal Officer,
Corporate Secretary and Executive Vice President of Human Resources
of CY from 2014 through 2016.  Prior to her tenure with CY,
Ms. Tondreau was an executive with Hewlett-Packard Corporation
(“HP”) from 1999 to 2012 holding various positions including Chief
Intellectual Property Counsel, Deputy General Counsel to the Chief
Technology Officer, counsel to the Technology Committee of the Board, counsel for the networking business including leading the acquisition of
3Com and integrating the China entity into HP.
Ms. Tondreau has extensive experience in the areas of intellectual property strategy, corporate governance and executive compensation, enterprise risk management and domestic and international mergers and acquisitions (“M&A”).
The Board selected Ms. Tondreau as a director because of her experience as a technology executive and General Counsel and her knowledge and experience with corporate governance, compliance, intellectual property, policy and M&A.
EDUCATION
B.A. in Anthropology and Economics from the University of California at Berkeley and a J.D. from
McGeorge School of Law.
CURRENT BOARD COMMITTEES
Compensation Committee (Member)
Nominating and Corporate Governance Committee (Member)
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” THE ELECTION OF
ALEXANDER J. BUEHLER, JOAN K. CHOW,
ARVE HANSTVEIT, DAVID W. MOON,
COLIN R. SABOL AND PAMELA L. TONDREAU.

Energy Recovery, Inc. — 2024 Proxy Statement | 17
INFORMATION ABOUT THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS
Corporate Governance Overview
Director Independence
✔5 of 6 continuing directors are
independent (all except the CEO)
✔Independent Chair of the Board
✔100% independent Board
Committees
✔Regular executive sessions of
independent directors
✔Committees authorized to hire third
party advisors
Best Practices
✔Focus on diversity
✔Active Board oversight of the
Company’s strategy, risk
management, cybersecurity, human
capital management and
sustainability matters
✔Rigorous director and executive
stock ownership guidelines
✔Prohibition on hedging or pledging
the Company’s common stock
✔Focus on Board refreshment
✔Director resignation policy
Accountability
✔Annual Board and Committee
evaluations
✔Stringent clawback policy
Stockholder Rights
✔Proxy access rights for stockholders
✔One class of outstanding shares with
each share entitled to one vote

Energy Recovery, Inc. — 2024 Proxy Statement | 18
The Company is committed to maintaining superior governance practices that represent the long-term interests of the Company’s stockholders.  The Company’s governance framework is designed to promote governance transparency and ensure the Board has the necessary authority to review and evaluate its business operations and make decisions that are independent of management and in the best interests of the Company’s stockholders.  The
Company regularly assesses and refines its corporate governance policies and procedures to take into account evolving best practices.  In 2022, the Board adopted Corporate Governance
Guidelines that provide a framework for governance as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities.  Furthermore, the Board later amended the Company’s Corporate Governance Guidelines to include a Director
Resignation Policy.  The Corporate Governance Guidelines address the roles of the Board and the Company’s management, the composition, structure and polices of the Board and the
Board’s committees, the responsibilities of the Chair of the Board, expectations and responsibilities of directors, evaluation of the Board and the Board’s committee performance, and other related matters.  The Nominating and Corporate Governance Committee is
responsible for periodically reviewing the Corporate Governance Guidelines to ensure that the guidelines reflect the best interests of both the Company and the Company’s stockholders, and that it complies with all applicable rules and regulations.
Key Corporate Governance Documents
The Company’s commitment to good corporate governance is reflected in the Company’s key governance documents, listed below, which are available online at https://
ir.energyrecovery.com/websites/energyrecover/English/6300/corporate-governance.html.
•Corporate Governance Guidelines
•Amended and Restated Certificate of Incorporation (the “Charter”)
•Amended and Restated Bylaws (the “Bylaws”)
•Audit Committee Charter
•Compensation Committee Charter
•Nominating and Corporate Governance Committee Charter
•Code of Business Conduct and Ethics (the “Code of Ethics”)
Leadership Structure
The Company’s governance framework provides the Board with the flexibility to select the appropriate board leadership structure.  In making determinations regarding the leadership structure, the Board considers the facts and circumstances at the time, including the specific needs of the business and a structure in the best interests of the Company and the Company’s shareholders.

Energy Recovery, Inc. — 2024 Proxy Statement | 19
The Board is led by a Chair that is elected by the Board.  The general duty of the Chair of the Board is to provide leadership on the Board, including setting board and corporate culture, building consensus around the Company’s strategy, and providing direction as to how the Board operates.  The current leadership structure is comprised of an independent Chair, the
Company’s President and CEO who serves as a director, Board committees led by independent directors, and active engagement by all directors.  Five of the six continuing directors will be independent, assuming that all of the director nominees are elected at the 2024 Annual
Meeting.
In October 2023, the Board elected Ms. Tondreau as the Chair of the Board and appointed
Mr. Moon as the President and CEO.  The Company believes that this separation of roles and allocation of distinct responsibilities to each role facilitates communication between the
Company’s senior management and the full Board about issues such as corporate governance, management development, succession planning, executive compensation, and the Company’s performance, and best facilitates permitting the Company’s President and CEO to concentrate on the Company’s business.  Pursuant to the Company’s corporate governance guidelines, the
Board may in the future combine the role of the Company’s President and CEO and the Chair of the Board.  If that were to happen, then the Board’s independent directors would elect a Lead
Independent Director.
Board of Directors
The number of directors is fixed by the Board, subject to the terms of the Charter and the
Bylaws.
Directors
Until the 2024 Annual Meeting, the Board will continue to consist of seven directors:

		Board Committee Memberships
Director	Age (1)	Audit	Compensation	Nominating & Corporate Governance

Alexander J. Buehler	48	Chair	Member

Joan K. Chow	63	Member	Chair

Arve Hanstveit	69	Member		Chair

Robert Yu Lang Mao	80

David W. Moon	62

Colin R. Sabol	56		Member	Member

Pamela L. Tondreau (2)	64		Member	Member

(1)As of the Record Date.
(2)Ms. Tondreau also serves as Chair of the Board.

Energy Recovery, Inc. — 2024 Proxy Statement | 20
Board Diversity and Tenure
The Board believes that diversity is an important aspect of an effective board.  The
Nominating and Corporate Governance Committee seeks to recommend individuals to the
Board with, among other things, a diversity of skills, experience, expertise and perspective appropriate for the Company’s business and operations.  The Company recognizes the benefits of racial and gender diversity in the boardroom, including better reflecting the Company’s diverse customer and employee base and the healthy debate that stems from different viewpoints that may result from diverse backgrounds.  Accordingly, the Board is diverse in many ways, with differing geographic, business and racial backgrounds.  As of the record date and after the 2024 Annual Meeting, 43% and 33%, respectively, of the Board members are, and will be, diverse based on gender or ethnicity.
The Company believes that fresh perspectives and new ideas are critical to a forward-
looking and strategic board.  Four out of six continuing directors have served on the Board for five years or less.  At the same time, given the extremely complex nature of the Company’s business, it is equally important to benefit from the valuable experience and institutional knowledge that longer-serving directors bring to the boardroom.  The Board is focused on maintaining a balance between longer serving directors and newer directors with complementary skills, expertise, backgrounds and points of view, which allow for natural turnover and a reasonable pace of board refreshment.  The Board strongly believes that the director nominees provide the Company with an appropriate base of knowledge, experience and capability, allowing the Company to leverage deep company experience and knowledge in addition to new viewpoints and innovative ideas among the Company’s current directors and those that join the Board in the future.
Board Diversity Matrix

	At Record Date		After Shareholders’ Meeting
Total Number of Directors	7		6

	Female	Male	Female	Male
Part I: Gender Identity
Directors	2	5	2	4
Part II: Demographic Background
Asian	1	1	1	—
White	1	4	1	4

Energy Recovery, Inc. — 2024 Proxy Statement | 21
Director Independence
The Nominating and Corporate Governance Committee and the Board undertake an annual review of director independence.  The Nominating and Corporate Governance
Committee and the Board evaluated all business and charitable relationships between the
Company and the Company’s non-employee directors, and all other relevant facts and circumstances.  Based on information provided by each director concerning his background, employment and affiliations, including family relationships, the Board has affirmatively determined that, except for Mr. Moon who is currently serving as the Company’s President and
CEO, and Mr. Mao who previously served as the Company’s President and CEO, none of the current directors or continuing director nominees have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of NASDAQ (the “Applicable Rules”).  In making these determinations, the Board considered the current and prior relationships that each director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence.
The Board also has determined that each director nominee, except for Mr. Moon, is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange
Act, and an outside director, as defined pursuant to Internal Revenue Code (“IRC”)
Section 162(m), as amended.
The Board’s standards for determining director independence meet or exceed the
Applicable Rules of the SEC and NASDAQ listing standards.  In determining whether a director is
“independent”, the Board considers whether the individual:
•is not an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director;
•is not, and has not at any time during the past three years been, employed by the
Company;
•has not accepted, and does not have any spouse, parent, child or sibling, whether by blood, marriage or adoption, any person residing in such individual’s home, or any relative supported financially (each, a “Family Member”) who has accepted, any compensation from the Company in excess of $120,000 during any period of
12 consecutive months within the three years preceding the determination of independence, other than (a) compensation for board or committee service,
(b) compensation paid to a Family Member who is an employee (other than an executive officer) of the Company, or (c) benefits under a tax-qualified retirement plan or non-discretionary compensation;
•is not a Family Member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

Energy Recovery, Inc. — 2024 Proxy Statement | 22
•is not, and does not have a Family Member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (a) payments arising solely from investments in the Company’s securities and (b) payments under non-
discretionary charitable contribution matching programs;
•is not, and does not have a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company served on the compensation committee of such other entity;
•is not, and does not have a Family Member who is, a current partner of the Company’s outside auditor, and was not, and does not have a Family Member who was, a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years; and
•satisfies any additional requirements for independence promulgated from time to time by NASDAQ.
Relationships Among Directors or Executive Officers
There are no family relationships among any of the directors or executive officers of the
Company.
Board Self-Evaluation
The Nominating and Corporate Governance Committee charter provides that the
Nominating and Corporate Governance Committee must conduct a periodic assessment of the performance of the Board, including the committees, and provide the results to the full Board for discussion.  The purpose of the review is to increase the effectiveness of the Board as a whole and of each of the committees.  The assessment includes an evaluation of the Board and each committee’s contribution as a whole, of specific areas in which the Board, the applicable committee and/or management believe better contributions could be made and of the overall make-up and composition of the Board and its committees.
Board Meetings
The Board conducts its business through meetings of the full Board and committees of the
Board.  The Board regularly meets in executive session with only independent directors of the
Board present.  During 2023, the Board held 14 meetings.  During 2023, no director attended fewer than 82% of all the meetings of the Board or its committees on which he or she served after becoming a member.  The Company encourages, but does not require, the directors to attend the annual meeting of stockholders.

Energy Recovery, Inc. — 2024 Proxy Statement | 23
Committees of the Board of Directors
The Board has three standing committees: the Audit Committee, the Compensation
Committee and the Nominating and Corporate Governance Committee.  From time to time, the
Board may establish temporary special committees to address specific matters.  The primary responsibilities, membership and meeting information for the standing committees of the
Board during 2023 are summarized below.  A copy of the charter of the Audit Committee, the
Compensation Committee and the Nominating and Corporate Governance Committee is
available on the Company’s website at www.energyrecovery.com under the links “Investor
Relations” – “Corporate Governance.”

Audit Committee

Current Members: All Independent
Alexander J. Buehler (Chair)
Joan K. Chow
Arve Hanstveit
Meetings in 2023: 4
The Board has unanimously determined that
each member of the Audit Committee meets
NASDAQ’s “financial sophistication”
requirements and that Mr. Buehler has the
financial education and experience to qualify
as an “Audit Committee financial expert”
within the meaning of SEC regulations.
Key Responsibilities:
•Oversee and report to the Board with
respect to the quality and integrity of the
Company’s financial statements,
accounting, and financial reporting
processes, and audits of the financial
statements and internal controls over
financial reporting.
•Appoint, compensate, and evaluate the
qualifications, independence and
performance of the Company’s
independent auditor.
•Oversee the performance of the
Company’s internal audit function.
•Establish policy standards and guidelines
for the Company’s risk assessment and
risk management.
•Monitor the Company’s compliance with
legal and regulatory requirements,
including the Company’s disclosure
controls and procedures, and the
Company’s anonymous whistleblower
hotline.
•Review and approve related party
transactions with the Company.
•Review cyber-security and other risks
relevant to the Company’s information
system controls and security.

Energy Recovery, Inc. — 2024 Proxy Statement | 24

Compensation Committee

Current Members: All Independent
Joan K. Chow (Chair)
Alexander J. Buehler
Colin R. Sabol
Pamela L. Tondreau
Meetings in  2023: 9
The Board has determined that each member
is independent under NASDAQ rules and the
Company’s Corporate Governance Guidelines
and is a “non-employee director” as defined
by Rule 16b-3 under the Exchange Act.
Key Responsibilities:
•Review and approve the Company’s
overall compensation philosophy.
•Design and administer the Company’s
executive compensation programs and
policies that are aligned with business and
compensation objectives.
•Evaluate the performance of the
Company’s President and CEO and
approve his compensation and other
terms of employment.
•Determine and approve the annual
compensation of the Company’s executive
officers and Section 16 officers.
•Administer the Company’s incentive and
stock plans, including establishing
guidelines, interpreting plan documents,
selecting participants, approving grants
and awards and making other decisions
regarding the operation of such plans.
•Review and make recommendations to
the Board concerning director
compensation.
•Retain outside advisors; directly retain
and oversee the Company’s independent
compensation consultant.
•Review the compensation policies and
practices to determine areas of resulting
risk.

Energy Recovery, Inc. — 2024 Proxy Statement | 25

Nominating and Corporate Governance Committee

Current Members: All Independent
Arve Hanstveit (Chair)
Colin R. Sabol
Pamela L. Tondreau
Meetings in 2023: 5
The Board has determined that each member
is independent under NASDAQ rules.
Key Responsibilities:
•Identify and recommend to the Board
nominees to serve on the Board.
•Monitor the independence of directors of
the Board and Board committees.
•Oversee the Board and Board committees
annual evaluation process.
•Develop and oversee compliance with the
Company’s corporate governance
functions, including the procedures for
compliance with significant applicable
legal, ethical and regulatory requirements
that impact corporate governance.
•Review and make recommendations to
the Board with respect to the Company’s
corporate governance practices.
•Plan for CEO succession.
•Plan for Senior Management succession.
The Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board.  In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Company’s Corporate Secretary and otherwise comply with the provisions of the Bylaws.  To be timely, a stockholder’s notice to the Company’s Corporate Secretary must be delivered to or mailed and received at the
Company’s principal executive offices, in the case of an annual meeting, not later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, prior to the anniversary date of the immediately preceding annual meeting.  If no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 25 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.  In the case of a special meeting of stockholders called for the purpose of electing directors, notice must be delivered to or mailed and received not later than the close of business on the 10th day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever occurs first.

Energy Recovery, Inc. — 2024 Proxy Statement | 26
Stockholder nominations must also include the information required by the Bylaws.
Under the Bylaws, information as to each person whom the stockholder proposes to nominate for election as a director must include (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by the person, (iv) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of the person, or any affiliates or associates of such person, with respect to stock of the corporation, (v) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of the Company’s capital stock) has been made by or on behalf of the person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to the Company’s capital stock, (vi) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder,
(vii) the written consent of such person to being named as a nominee and to serving as a director, if elected, (viii) the written representation and agreement of such person required by
Section 2.15 of the Bylaws, and (ix) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant SEC regulations.  The stockholder giving notice must also provide certain other information required under the Bylaws.  In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the
Company’s nominees must provide notice that sets forth the information required by
Rule 14a-19 under the Exchange Act no later than 60 days before the one-year anniversary of the 2024 Annual Meeting.
In addition, the Nominating and Corporate Governance Committee considers and makes recommendations to the Board regarding any stockholder recommendations for candidates to serve on the Board.  If a stockholder wishes to recommend a candidate to serve on the Board, it must provide the same information about such recommended candidate as would be required for a direct nomination discussed in the paragraph above.
A stockholder who wishes to nominate or recommend a candidate to serve on the Board should carefully review the applicable provisions of the Bylaws.  Any such nomination must be made in accordance with the procedures outlined in, and include the information required by, the Bylaws.  The nomination must be addressed to the Company’s Corporate Secretary (at
Energy Recovery, Inc., Attn: Corporate Secretary, 1717 Doolittle Drive, San Leandro, California
94577).  You can also obtain a copy of the Bylaws by writing to the Company’s Corporate
Secretary at this address.

Energy Recovery, Inc. — 2024 Proxy Statement | 27
In addition, the Bylaws permit certain of the Company’s stockholders who have beneficially owned 3% or more of the Company’s outstanding common stock continuously for at least three years to submit nominations to be included in the Company’s proxy materials for a number not to exceed the greater of two (2) or twenty percent (20%) of the total number of directors then serving.  Notice of proxy access director nominations for the 2025 Annual
Meeting must be delivered to the Company’s Corporate Secretary at the Company’s principal executive offices no earlier than November 25, 2024, and no later than the close of business on
December 23, 2024.  The notice must set forth the information required by the Bylaws with respect to each proxy access director nomination that eligible stockholder or stockholders intend to present at the 2025 Annual Meeting and must otherwise be in compliance with the
Bylaws.
While the Nominating and Corporate Governance Committee does not have a written policy regarding diversity in identifying nominees for directors, the Nominating and Corporate
Governance Committee takes diversity into account when looking for best available candidates to serve on the Board.  In the past, when new directors have been added to the Board, the
Board or Nominating and Corporate Governance Committee has endeavored to select director candidates who have business, scientific or regulatory specializations; technical skills; or other backgrounds that increased the range of experience and diversity of perspectives within the
Board in ways that pertain to the Company’s current and future business goals.  The
Nominating and Corporate Governance Committee also considers diversity in terms of gender, ethnic background, and national origin.
There are no differences in the manner in which the Nominating and Corporate
Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or by the Nominating and Corporate Governance Committee
itself.
In reviewing potential candidates for the Board, the Nominating and Corporate
Governance Committee considers numerous factors including:
•whether or not the person has any
relationships that might impair his
or her independence, such as any
business, financial, or family
relationships with the Company, the
Company’s management, the
Company’s stockholders, or the
Company’s affiliates;
•whether or not the person serves on
boards of, or is otherwise affiliated
with, competing companies;
•whether or not the person is willing
to serve as, and willing and able to
commit the time necessary for the
performance of the duties of, a
director of the Company; and
•the contribution that the person can
make to the Board and the
Company, with consideration given
to the person’s experience in the
fields of energy, technology, and
manufacturing as well as leadership
or entrepreneurial experience in
business or education.

Energy Recovery, Inc. — 2024 Proxy Statement | 28
Of greatest importance is the individual’s integrity and ability to bring experience and knowledge in areas related to the Company’s current and future business.  The Board intends to continue using these criteria to evaluate candidates for election to the Board.
Board Role in Risk Management
The goal of the Company’s risk management process is to understand and manage material risks impacting the Company’s business.  The Company’s management is responsible for identifying and managing the risks, while the Company’s directors provide oversight to the
Company’s management in this process, which is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance to enhance stockholder value.  A fundamental part of risk management is not only understanding the risks the Company faces and what steps the Company’s management is taking to manage those risks, but also understanding what level of risk is appropriate.  The
Company’s management is responsible for establishing the Company’s business strategy, identifying and assessing the related risks and establishing appropriate risk management practices.
Board of Directors
The Board, either directly or through one or more of its committees, reviews the
Company’s business strategy and the Company’s management assessment of the related risk, and discusses with the Company’s management the appropriate level of risk.  The Board relies on each Board committee to oversee the Company’s management of specific risks related to that Board committee’s function.  While the Board is responsible for setting, monitoring, and maintaining the Company’s risk management policies and practices, the Company’s executive officers and members of the Company’s management team are responsible for implementing and overseeing the Company’s day-to-day risk management processes.
Certain risks are reviewed and discussed with the entire board, such as (but not limited to):
•Significant commercial risks
•Capital market risks
•Material legal or reputational
matters
•Mergers and acquisitions
•Strategy
•Competitive developments
•Risks related to sustainability
•Cybersecurity risks

Energy Recovery, Inc. — 2024 Proxy Statement | 29
Audit Committee
The Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the Board.  The Audit Committee charter provides that the
Audit Committee should discuss and consider the process by which the Company’s senior management and the relevant departments assess and manage the Company’s exposure to risk and discuss the Company’s major financial risk exposure and the steps management has taken to monitor, control and report such exposures.  In addition, the Audit Committee reports to the
Board, which also considers the Company’s risk profile.  The Audit Committee and the Board obtain input from the Company’s management regarding the Company’s most significant risks, the Company’s risk management strategy, and that the risks undertaken are consistent with the
Board’s tolerance for risk.
Risks reviewed and discussed by the Audit Committee include (but not limited to):
•Financial statements and financial
risk exposures
•Tax strategy and related risks
•Business ethics and anti-corruption
program
•Significant commercial risks
•Oversight of overall risk
management processes and policies
•Accounting, controls and financial
disclosures
Compensation Committee
The Compensation Committee oversees compensation risk management by participating in the creation of, and approving, compensation structures that create incentives that encourage an appropriate level of risk-taking behavior consistent with the Company’s business strategy.
Risks reviewed and discussed by the Compensation Committee include (but not limited
to):
•Executive compensation philosophy
and program design
•Executive development and
leadership
•Diversity and inclusion
•Talent management
•Turnover and employee risks
Role of Independent Directors
In addition to the oversight provided by the full Board, the Audit Committee, the
Compensation Committee, the Company’s executive officers and the members of the
Company’s management team, and the Company’s independent directors, hold regularly scheduled executive sessions as often as they deem appropriate, but in any event at least four times each year.  These executive sessions provide an additional avenue through which the
Company monitors its risk exposure and policies regarding risk management.

Energy Recovery, Inc. — 2024 Proxy Statement | 30
Cybersecurity Governance
The Board is acutely aware of the critical nature of managing risks associated with cybersecurity threats.  The Board has established oversight mechanisms to ensure effective governance in managing risks associated with cybersecurity threats because the Company recognizes the significance of these threats to the Company’s operational integrity and stakeholder confidence.
Board of Directors Oversight
The Audit Committee is central to the Board’s oversight of cybersecurity risks and bears the primary responsibility for this domain.  The Audit Committee is composed of independent board members with diverse expertise and experience which allows them to oversee cybersecurity risks effectively.  The Audit Committee actively participates in strategic decisions related to cybersecurity, offering guidance and approval for major initiatives.  This involvement ensures that cybersecurity considerations are integrated into the Company’s broader strategic objectives.  Through the Audit Committee, the Board receives updates on any significant developments in the cybersecurity domain, ensuring the Board’s oversight is proactive and responsive.
Management’s Role Managing Risk
The Company has an internal management team that provides comprehensive briefings to the Audit Committee on a regular basis, with a minimum frequency of once per year.  These briefings encompass a broad range of topics, including:
•Current cybersecurity landscape and emerging threats;
•Status of ongoing cybersecurity initiatives and strategies;
•Incident reports and learnings from any cybersecurity events; and
•Compliance with regulatory requirements and industry standards.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee, other than Mr. Buehler, was at any time during fiscal year 2023 or at any other time, an officer or employee of the Company, or had any relationship with the Company that required disclosure under Item 404 of Regulation S-K.
Mr. Buehler previously served as the CFO of the Company from 2011 to 2014.  None of the
Company’s current executive officers serve on the Compensation Committee or the board of directors of another entity whose executive officer(s) serve(s) on the Compensation Committee or the Board.

Energy Recovery, Inc. — 2024 Proxy Statement | 31
Communication between Stockholders and Directors
The Board currently does not have a formal process for stockholders to send communications to the Board.  The Company, however, makes every effort to ensure that the views of the Company’s stockholders are heard by the Board or individual directors and that the
Company responds to its stockholders on a timely basis.  The Board does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to convey questions, comments and observations that could be useful to the Board.  Stockholders wishing to formally communicate with the Board may send communications directly to the Company’s Corporate Secretary (at Energy Recovery, Inc.,
Attn: Corporate Secretary, 1717 Doolittle Drive, San Leandro, California 94577).
Codes of Business Conduct and Ethics
The Company’s employees, including the Company’s principal executive officer and principal financial and accounting officer, and the Company’s directors are governed by a the
Code of Ethics.  The Codes of Ethics require the Company’s employees and directors to conduct the Company’s business in the highest legal and ethical manner.  The Codes of Ethics meet the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K and the requirements of a code of business conduct and ethics under applicable NASDAQ listing standards.  The full texts of the Codes of Ethics and further details regarding the scope of each of the Codes of Ethics are available on the Company’s website at www.energyrecovery.com under the links “Investor Relations”—“Corporate Governance.”  Any amendments to or waivers from the Codes of Ethics will be posted at this location on the Company’s website as required by applicable SEC and NASDAQ rules.
Sustainability
While the Company’s business has always been aligned with sustainability issues such as addressing global water scarcity and improving energy efficiency, the launch of formal sustainability reporting in 2019 reflects the Company’s commitment to continuous improvement as the Company strives to become a more sustainable and resilient business.
Ultimately, the Company believes that the strategic integration of sustainability principles into how the Company operates as a company complements the Company’s products’ inherent value proposition: helping the Company’s customers achieve environmentally sustainable operations at a lower cost.  This approach can help the Company achieve its ultimate goal of balancing long-term growth with strong governance, responsible business policies and practices, and positive environmental impact.

Energy Recovery, Inc. — 2024 Proxy Statement | 32
The Company’s corporate governance structure is highly focused on effectively managing risk and preserving long-term value for the benefit of the Company’s shareholders, employees, and the broader ecosystems in which the Company operates.  Such risk management is inclusive of sustainability oversight at the Board, the Company’s senior leadership, and the
Company’s management levels to ensure a congruent and action-driven approach to sustainability across the organization.  To enable effective oversight, the Company provides an on-going sustainability education to these groups, and to the Company’s cross-functional
Sustainability Management Committee, which includes members of the Company’s executive leadership.
The Board has identified sustainability as a corporate priority, and thus the Company remains steadfast in its commitment to make sustainability a critical topic of conversation at the entire Board level, rather than allocate it to a particular committee.  The Board’s review includes relevant sustainability topics, risks, general considerations, and opportunities.  The
Board has been instrumental in guiding the progression of the Company’s sustainability priorities, including direct involvement in establishing and monitoring the Company’s sustainability goals and the Company’s ongoing implementation of the Task Force on Climate-
related Financial Disclosures (“TCFD”) recommendations in its sustainability disclosures.
In September 2023, the Company’s released its fourth annual Sustainability Report
(previously referred to as the “Environmental, Social and Governance Report” or “ESG Report”),
which details the Company’s sustainability progress.  The Company’s Sustainability Reports provide examples and data illustrating the Company’s products’ positive environmental impacts across the industries where the Company operates.  The Company’s Sustainability Report aligns to leading sustainability frameworks and reporting standards, including the United Nations
Sustainable Development Goals and the Sustainability Accounting Standards Board, as well as select disclosures from the Global Reporting Initiative and the Task Force on Climate-related
Financial Disclosures.
As a result of the Company’s sustainability efforts and reporting, in 2023, MSCI ESG
Research LLC (“MSCI”) upgraded the Company from an ESG rating of AA to its highest rating of
AAA.  MSCI’s evaluation recognizes the Company as one of the highest performing companies within the Industrial Machinery industry in MSCI’s All Company World Index, reflecting robust corporate governance and labor management practices and significant opportunities in clean technology.

Energy Recovery, Inc. — 2024 Proxy Statement | 33
The Company’s sustainability goals, which the Company believes are highly influential to its business, were first announced in the Company’s 2020 Sustainability Report.  These goals focus on four sustainability topics – Employees, Environmental & Climate Change Risks,
Innovation & Opportunity, and Products.  These topics were identified by the Company’s management team and the Company’s stakeholders as material to the Company’s ability to create value.  The Company believes its goals provides the Company with a strategic roadmap to become a more sustainable and resilient business, and holds the Company accountable as it strives to be a responsible corporate citizen.  In accordance with the Company’s strategic roadmap, the Company’s announced its first corporate emissions reduction target in 2023 and have committed to reducing the Company’s greenhouse gas emissions as outlined in the
Company’s 2022 Sustainability Report.
Employees. The Company’s employees are integral to success and innovation.  It is the
Company’s firm commitment and responsibility to provide a safe and supportive working environment for its staff where initiative is rewarded, suggestions are valued, and ideas to enhance the Company or its products are implemented.  Likewise, it is the Company’s responsibility to offer ample opportunities for its employees to develop their skills.
Environmental & Climate Change Risks. The Company is engaged in a comprehensive assessment to identify its short-, medium-, and long-term climate-related risks and opportunities.  As the Company’s business grows, the Company is vigilant in managing its climate-related risks to remain successful and competitive in an ever-changing environment.
Trusted Relationships. A trusted relationship with the Company’s customers and industry partners is pivotal to the Company goal because it allows the Company to understand its customers’ needs and pain points.  By partnering with the Company’s customers and consistently striving to improve, the Company’s is confident in its continued ability to contribute to its customers’ operational profitability while advancing environmental sustainability.
Products. The Company strives to uphold the trust of the industries it serves by seeking to meticulously manufacture products that not only deliver exceptional performance and generate significant value, but also demonstrate reliability and safety.  At the Company’s core, the
Company aims to design and manufacture high-quality innovative products that deliver significant value to customers and help foster environmentally sustainable operations.
In 2023, the Company surveyed and interviewed investors, and the Company’s employees and its customers, to ensure the Company’s sustainability strategy remains aligned with the evolution of the Company’s business.  The results of this assessment process and any associated adjustments to the Company’s sustainability priorities, goals and roadmap will be disclosed in the Company’s forthcoming 2023 Sustainability Report.

Energy Recovery, Inc. — 2024 Proxy Statement | 34
Detailed disclosures on the Company’s sustainability performance can be found in its recent 2022 Sustainability Report, which is available for download on the Company’s website at: https://energyrecovery.com/sustainability/.  The Company included this website address only as an inactive textual reference and does not intend it to be an active link to the
Company’s website or to be incorporated by reference into this Proxy Statement.
Director Compensation
When establishing and reviewing the Company’s non-employee directors’ compensation, the Company considers the level of work and involvement the directors have with the
Company’s business.  The Company also considers compensation paid to directors in the marketplace generally and at the Company’s peer group companies.  In 2023, the Company also had its independent compensation consultant perform a Board compensation assessment.  For board service period June 2023 to June 2024, the Company’s annual non-employee director compensation structure is as follows:

Retainer Fee
$

Board Fees
Cash Retainer	50,000
Equity Retainer (1)	100,000
150,000

Chair of the Board Fees (2)
Cash Retainer	50,000
Equity Retainer (1)	35,000
85,000

Committee and Lead Independent Director Fees (2) (3)
Lead Independent Director	15,000
Chair of the Audit Committee	15,000
Chair of the Compensation Committee	10,000
Chair of the Nominating & Corporate Governance Committee	5,000

(1)Fair value of equity awarded at grant date.  Awards granted vest on the earlier of 1-year or on date of the
2024 Annual Meeting following the date of grant.
(2)Fees are in addition to base Board Fees.
(3)Fees are paid in cash

Energy Recovery, Inc. — 2024 Proxy Statement | 35
In October 2023, Mr. Moon was appointed as the Company’s Interim President and CEO replacing Mr. Mao.  Also in October, 2023, Ms. Tondreau was elected as Chair of the Board replacing Mr. Mao.  Upon his appointment as the Company’s Interim President and CEO,
Mr. Moon became an employee of the Company and consequently was no longer eligible to receive the annual cash retainer, which is paid quarterly; however, Mr. Moon retained his annual equity retainer which was granted when he joined the Board.  While serving as the
Company’s President and CEO, Mr. Mao was not eligible to receive any board related compensation for serving as a director or as the Chair of the Board.  Once Mr. Mao ceased to be an employee of the Company when he departed as President and CEO, he received a prorated portion of the compensation outlined above.  Ms. Tondreau received a prorated portion of the
Lead Independent Director compensation and Chair of the Board compensation, prorated for her dates of service in those roles, respectively.
Cash Compensation
Annual cash retainer fees, paid in quarterly installments, are prorated and paid based on the date of appointment to the Board to the earlier date of the 2024 Annual Meeting or from their effective date of resignation from the Board, and in regards to services related to Chair positions, from the date of appointment to their Chair position to the earlier date of the
2024 Annual Meeting or from their effective date of resignation of their Chair position.
Equity Compensation
In 2023, the equity award was granted in the form of restricted stock units (“RSUs”).
These awarded RSUs will fully vest on the date of the 2024 Annual Meeting, provided that the director is providing service to the Board through such date.

Energy Recovery, Inc. — 2024 Proxy Statement | 36
Director Compensation for the Year Ended December 31, 2023
The table below summarizes the compensation paid to non-employee directors for the year ended December 31, 2023.  Directors who are also the Company’s employees receive no additional compensation for their service as a director.  During the fiscal year ended
December 31, 2023, Mr. Moon became an employee of the Company on October 23, 2023.
Mr. Mao’s and Mr. Moon’s compensation as employees is discussed in “Executive
Compensation.”

Director	Fees Earned and Paid in Cash	Equity Awards (1)	Total	Unvested RSU Shares Held December 31, 2023
	($)	($)	($)	(#)

Alexander J. Buehler (2) (3)	70,000	99,981	169,981	3,703

Joan K. Chow (4)	54,405	99,981	154,386	3,703

Arve Hanstveit (3) (5)	60,000	99,981	159,981	3,703

Robert Yu Lang Mao (6)	9,659	62,461	72,120	4,153

David W. Moon (7)	14,615	91,207	105,822	3,232

Colin R. Sabol (8)	24,038	91,207	115,245	3,232

Pamela L. Tondreau (9)	77,068	121,744	198,812	5,150

Total	309,785	666,562	976,347	26,876

(1)The amount in the Equity Awards column sets forth the fair value on the grant date of the restricted stock unit awards granted in 2023 as calculated in accordance with Financial Accounting Standards Board (“FASB”)
Accounting Standards Codification (“ASC”) Topic 718, Share-Based Compensation (“ASC 718”), without regard to estimated forfeitures.  The method and assumptions used to calculate the fair value on the grant date of the Company’s equity awards is discussed in Note 12 of the Notes to Consolidated Financial Statements
included in the 2023 Annual Report on Form 10-K for the year ending December 31, 2023.
(2)Mr. Buehler is a director and the Chair of the Audit Committee.
(3)Includes compensation to Mr. Buehler and Mr. Hanstveit for participation in a special committee of the Board.
(4)Ms. Chow assumed the position of Chair of the Compensation Committee on June 23, 2023.  The amount of fees earned and paid in cash in fiscal year 2023 includes the annual cash retainer and compensation for service as the Chair of the Compensation Committee prorated for the period of service from June 23, 2023 through
December 31, 2023.
(5)Mr. Hanstveit is a director and the Chair of the Nominating and Governance Committee.
(6)Mr. Mao ceased to be an employee of the Company on October 23, 2023.  The amount of fees earned and paid in cash in fiscal year 2023 represents the prorated cash retainer for the period of service from
October 23, 2023 through December 31, 2023.  In addition, Mr. Mao received a prorated equity award for service between October 23, 2023 through the 2024 Annual Meeting date.
(7)Mr. Moon was appointed a director on July 10, 2023.  On October 23, 2023, Mr. Moon assumed the role of
Interim President and CEO and was no longer eligible to receive the board retainer fee.  The amount of fiscal year 2023 fees earned and paid in cash represents the prorated cash retainer for the period of service from
July 10, 2023 through October 23, 2023.  Mr. Moon received a prorated equity award for service between
July 10, 2023 through the 2024 Annual Meeting date.  Unvested RSUs presented relates to Mr. Moon’s director position only.

Energy Recovery, Inc. — 2024 Proxy Statement | 37
(8)Mr. Sabol was appointed a director on July 10, 2023.  The amount of fees earned and paid in cash represents the pro rated cash retainer for the period of service from July 10, 2023 through December 31, 2023.  Mr. Sabol received a prorated equity award for service between July 10, 2023 through the 2024 Annual Meeting date.
(9)Ms. Tondreau is a director and serves as the Chair of the Board.  Ms. Tondreau was elected Chair of the Board on October 24, 2023 and had previously served as Lead Independent Director.  Ms. Tondreau also served as the Chair of the Compensation Committee through June 23, 2023.  The amount of fiscal year 2023 fees earned and paid in cash represents the annual cash retainer paid in 2023, the prorated portion of the fee for service as the Chair of the Board from October 24, 2023 to December 31, 2023, the prorated portion of the fee for
Lead Independent Director from January 1, 2023 to October 24, 2023 and the prorated portion of the fee for
Chair of the Compensation Committee from January 1, 2023 through June 23, 2023.  The amount of equity awards includes grant for Ms. Tondreau’s service as Chair of the Board prorated for the period of service from
October 24, 2023 through the 2024 Annual Meeting date.
The Company’s non-employee directors are also reimbursed for travel, lodging and other reasonable expenses incurred in connection with their attendance at the Board or Board committee meetings.
Stock Ownership Guidelines
The Board believes that the Company’s non-employee directors and executive officers should own and hold shares of its common stock to further align their interests with the long-
term interests of stockholders and further promote the Company’s commitment to sound corporate governance.  Toward this end, in April 2016, the Board adopted guidelines with respect to ownership levels of the Company’s common stock of the Company’s President and
CEO and other executive officers, and members of the Board.  These guidelines were amended in April 2017 and most recently in February 2023.  The guidelines state that the President and
CEO and other executive officers, and each director must beneficially own the Company’s common stock having a value equal to:
•President and CEO: five times annual base salary;
•Other executive officers: two times annual base salary; and
•Non-employee directors: five times the amount of the annual cash retainer paid to directors for general service on the Board.
The guidelines were established to promote a long-term perspective in managing the
Company and align the interests of the Company’s stockholders, executives and directors.

Energy Recovery, Inc. — 2024 Proxy Statement | 38
For purposes of determining ownership under these guidelines the Company includes shares of its common stock actually owned by the covered individual or family members and certain indirect forms of ownership, such as stock held in a grantor trust for the benefit of the covered individual.  Vested and unvested options or unvested RSUs and the unvested portion of any performance-based restricted stock or other equity-based award are not included.
Directors and executive officers were given periods of three and five years, respectively, from the most recent amendment of the original guidelines to meet these ownership requirements while newly appointed directors or executive officers are given a period of five years from their date of appointment to meet these requirements.  As of the record date, each of the
Company’s covered directors and executive officers are either in compliance with or on pace to achieve compliance with the ownership guidelines by the required time period.
Prohibition on Hedging and Pledging Shares
The Company’s Insider Trading Policy (the “Insider Trading Policy”) provides that the
Company’s employees and directors may not purchase financial instruments (including prepaid variable forward contracts, equity swaps, puts, calls, straddles, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of the Company’s equity securities and entering into other transactions with the same economic effect, including short sales involving the Company’s securities.  The Insider Trading Policy further prohibits the
Company’s employees and directors from entering into borrowing or other arrangements involving non-recourse pledge of the Company’s securities.  Finally, the Company does not permit its directors or employees to sell a security future with respect to the Company’s securities that establishes a position that increases in value as the value of the underlying
Company security decreases.

Energy Recovery, Inc. — 2024 Proxy Statement | 39

Proposal No. 2 – Non-Binding Advisory Vote on Executive Compensation
The Compensation Discussion and Analysis beginning on page 42 of this Proxy Statement describes the Company’s executive compensation program and the compensation decisions made by the Compensation Committee for the fiscal year ended December 31, 2023, with respect to the executive officers named in the Summary Compensation Table on page 70.  The
Board is asking the Company’s stockholders to cast a non-binding advisory vote to approve the following resolution:
“RESOLVED, that the stockholders of Energy Recovery, Inc. approve, on an advisory basis, the compensation of the executive officers named in the Summary
Compensation Table for 2023, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the
Compensation Discussion and Analysis, the compensation tables (other than the pay ratio), and the related footnotes and narratives accompanying the tables).”
The Board is asking the Company’s stockholders to vote “FOR” this proposal because it believes that the policies and practices described in the Compensation Discussion and Analysis section of this Proxy Statement are necessary to achieve the Company’s primary objective of the executive compensation program, that of attracting, retaining and motivating the talent the
Company needs to meet and/or exceed its strategic, operational and financial goals.
Additionally, the Company wants to reward superior performance and align the long-term interests of its executives with the Company’s stockholders.
This proposal, commonly known as a “Say on Pay” proposal, gives you, as a stockholder, the opportunity to express your views on the Company’s executive compensation programs and policies and the compensation paid to the executive officers named in the Summary
Compensation Table.
The Company’s current policy is to hold a Say on Pay vote each year.  The Company expects to hold another advisory vote with respect to executive compensation at the 2025
Annual Meeting.

Energy Recovery, Inc. — 2024 Proxy Statement | 40
Although your vote on this proposal is advisory and non-binding, the Compensation
Committee values the views of the Company’s stockholders and will take into account the outcome of the vote when considering future compensation decisions for the Company’s named executive officers.  The Company is providing this advisory vote pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE
COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS
DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE
ACCOMPANYING COMPENSATION TABLES AND THE RELATED
NARRATIVE DISCLOSURE INCLUDED IN THIS PROXY STATEMENT.

Energy Recovery, Inc. — 2024 Proxy Statement | 41
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the Company’s executive compensation philosophy and programs, compensation decisions made under those programs and the factors considered in making those decisions for the Company’s named executive officers (“NEOs”), who, for 2023, were:

Named Executive Officer	Title

David W. Moon (1)	President and Chief Executive Officer

Robert Yu Lang Mao (2)	Former President and Chief Executive Officer

Joshua Ballard	Chief Financial Officer

Rodney Clemente	Senior Vice President, Water

Farshad Ghasripoor	Chief Technology Officer

William W. Yeung	Chief Legal Officer

(1)On October 23, 2023, Mr. Moon was appointed as Interim President and CEO.  On January 16, 2024, Mr. Moon
was appointed as President and CEO.
(2)On October 23, 2023, Mr. Mao departed as President and CEO.
David W. Moon was appointed as the Company’s Interim President and CEO on
October 23, 2023 and the Company’s President and CEO on January 16, 2024.  Robert Yu Lang
Mao departed as the Company’s President and CEO on October 23, 2023, a role he held since
May 5, 2020.  Prior to that, Mr. Mao served as the Company’s interim President and CEO from
November 1, 2019 until his appointment in 2020.  Joshua Ballard has been the Company’s CFO since August 13, 2018, and will cease service in that role, effective June 30, 2024.  Rodney
Clemente has been the Company’s Senior Vice President, Water since December 22, 2019.
Prior to that, he served as the Company’s Vice President, Water since July 31, 2018 and the Vice
President of Global Desalination Operations since April 29, 2015.  Farshad Ghasripoor has been serving in his present position as the Company’s Chief Technology Officer since November 16,
2017.  Prior to that he served as the Company’s Managing Director, Engineering.  William W.
Yeung has been serving in his present position as the Company’s Chief Legal Officer (“CLO”)
since March 11, 2020.  Prior to that he served as the Company’s General Counsel since May 27,
2016.

Energy Recovery, Inc. — 2024 Proxy Statement | 42
For 2023, as a group, Messrs. Moon, Mao, Ballard, Clemente, Ghasripoor and Yeung are
the Company’s NEOs, and within the group of NEOs, during the respective periods served,
Messrs. Moon and Mao were the Company’s CEO and Principal Executive Officer (“PEO”).
The Compensation Committee has principal responsibility for establishing, implementing and monitoring adherence to the Company’s compensation philosophy and objectives.  The
Compensation Committee’s duties include evaluating the performance and recommending to the Board for approval the compensation of the Company’s President and CEO, recommending to the Board for approval director compensation, and setting the compensation of the
Company’s other executive officers, as well as performing oversight of the Company’s compensation arrangements, plans, policies and programs for employees in general.
Executive Compensation Framework
A substantial portion of the Company’s target total direct compensation for its executives is variable, with up to 74% of compensation at risk for the President and CEO role and up to
77% of compensation at risk on average for the Company’s other NEOs.  Base salary is the only fixed component of direct compensation.

Energy Recovery, Inc. — 2024 Proxy Statement | 43
2023 Actual Compensation Allocations
President and CEO (1)Other NEOs (2)

Base Salary Fixed pay to attract and retain talent, based on role, level of responsibilities and individual performance.

Annual Incentives Variable pay to incentivize and recognize performance in areas of short-term strategic importance. (3)

Long-Term Incentives Equity-based pay to incentivize and recognize performance in areas of long- term strategic importance, promote retention and stability, and align executives with shareholders.

(1)Proportion represents the base salary and annual incentive award actually paid in 2023, and grant date fair market value of actual long-term incentive awards granted in fiscal year 2023 to the Company’s President and
CEO role.  Refer to the Summary Compensation Table for further details on actual compensation.  Percentages are rounded.
(2)Proportion represents the average of all NEOs active on December 31, 2023, other than the Company’s
President and CEO, base salary and annual incentive award actually paid in 2023, and grant date fair market value of actual long-term incentive awards granted in fiscal year 2023.  Refer to the Summary Compensation
Table for further details on actual compensation.  Percentages are rounded.
(3)Due to the Company’s President and CEO transition in October 2023, no annual incentives were earned or paid to the Company’s President and CEO or the Company’s Interim President and CEO for fiscal year 2023.
Additional elements of the Company’s executive compensation program include change in control compensation, post-termination compensation, standard retirement benefits and limited perquisites as appropriate to support the Company’s executive compensation philosophy.

Energy Recovery, Inc. — 2024 Proxy Statement | 44
Compensation Philosophy and Objectives
The primary objective of the Company’s executive compensation program is to attract, retain, and motivate the talent it needs to meet and/or exceed the Company’s strategic, operational and financial goals.  Additionally, the Company wants to reward superior performance and align the long-term interests of its executives with the Company’s stockholders.  The guiding principles of the Company’s compensation program involve:
•incentivizing the Company’s key
executives to exceed strategic,
operational and financial goals;
•attracting and retaining mission
critical executive talent;
•aligning outcomes and rewards
with stockholder expectations; and
•rewarding superior performance.
The Compensation Committee annually reviews the Company’s executive compensation program to ensure an appropriate alignment between the Company’s compensation policies and programs and the Company’s business needs and the interests of the Company’s stockholders.  The Company’s executive compensation programs are reviewed to ensure they achieve a balance between rewarding performance and retaining key people while accommodating a continuing effort to manage its share utilization rate to minimize the dilutive effects of equity awards to the Company’s stockholders.
In addition, the Compensation Committee reviews the Company’s compensation policies and practices to determine areas of resulting risk and the actions that the Company has taken, or should take, to mitigate any such identified risk.  Based on the Compensation Committee’s review of the Company’s compensation policies and practices with inputs from its independent compensation consultant, the Company does not believe that any risks relating from the
Company’s compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company’s business.
A significant part of the Company’s executive compensation philosophy is designed to link executive compensation to the Company’s performance through at-risk compensation opportunities, providing significant reward to executives based on the Company’s success.  As such, the Compensation Committee believes that the Company’s executive officers’ total compensation should be reflective of the Company’s short and long-term performance.
Accordingly, a significant amount of the Company’s executive officers’ compensation is composed of performance-based bonus opportunities and equity awards, which derive their value based on both stock-based performance and the Company’s financial and operational performance.  As a result, a significant majority of the Company’s executive officers’ target total direct compensation opportunity is “at risk.”  There is no assurance that the target annual bonus opportunities or grant date fair values reported for these equity awards will be reflective of their actual economic value or that comparable amounts will ever be realized by the
Company’s executive officers.

Energy Recovery, Inc. — 2024 Proxy Statement | 45
The Company’s executives understand the importance of meeting key performance objectives (also known as Management by Objectives or “MBOs”).  In 2023, the Board
established three pre-determined, rigorous performance measures for the Company’s
President and CEO under the Company’s Annual Incentive Plan (“AIP”), the Company’s cash-
based incentive program for eligible employees.  These objectives are summarized below:

Corporate MBOs		Weight
		(%)
1 –	Financial Performance — meet or exceed revenue target.	40
2 –	Financial Performance — meet or exceed adjusted operating income target.	40
3 –	CO2 — achieve market penetration targets.	20
	Overall	100
The 2023 MBOs for the Other NEOs included the two financial performance objectives and a third objective, which the Company’s President and CEO determined was most critical to the Company’s future growth and most likely to hold executives accountable for the operations for which they are responsible.  Each Other NEO receives an annual performance review from the Company’s President and CEO (with review and discussion with the Compensation
Committee) to evaluate his performance on both a qualitative and quantitative basis in connection with their individual objectives.  The Compensation Committee, however, ultimately determines the payout of cash incentives for all of the Company’s NEOs.  For 2023, the
Compensation Committee determined that approximately 82% of the Company’s President and
CEO’s objectives were met, however, due to the Company’s President and CEO transition that occurred in October of 2023, no award was granted to the Company’s former or interim
President and CEO.  For all Other NEOs, their actual AIP payout was determined based on a combination of financial performance and each individual’s performance relative to their individual objectives.  For a more detailed discussion of the AIP, please refer to “Annual Cash
Incentive Compensation,” discussed below.
Additionally, in 2023, the Company’s granted to its NEOs RSUs.  RSUs serve as a meaningful and durable retention tool even in periods of volatile stock price performance with realized executive pay outcomes also tied to the Company’s stock performance and are a component of its compensation program that the Compensation Committee believes is necessary in order to retain the Company’s executive officers and be competitive with compensation packages to executives offered by comparable companies.  In addition, the
Company’s 2023 long-term incentive awards vest over four years, reinforcing the long term focus and the performance dynamic of the Company’s executive compensation program.  For a more detailed discussion of the Company’s incentive plans, please refer to “Equity-Based
Incentive Compensation”.

Energy Recovery, Inc. — 2024 Proxy Statement | 46
Pay Best Practices
Our compensation best practices include:
•Substantial Portion of Compensation is At-Risk: For 2023, up to 74% and 77% of the
pay mix for the Company’s President and CEO and Other NEOs, respectively, was variable and/or performance-based.
•Long-Term Vesting: The Company’s stock option and RSU awards have multi-year vesting periods to reward long-term performance and deter inappropriate risk taking.
•Stock Ownership Guidelines: The Company has stock ownership requirements for its directors and executive officers.  The Company’s President and CEO and Other NEOs must hold five-times and two-times, their base salary, respectively, and the Company’s directors must hold five-times of their annual cash retainer.
•No Repricing: The Company’s stock options cannot be repriced, reset or exchanged for cash or other equity awards if underwater without stockholder approval.
•Double Trigger Change in Control Severance: The Company’s Change in Control
Severance Plan requires a double trigger (i.e., change in control plus qualifying termination) to receive severance benefits and accelerated vesting of equity awards under a change in control.
•At-Will Employment of Executive Officers: All of the Company’s executive officers, including its President and CEO and its CFO, are employed by the Company on an “at will” basis.  The Company does not provide guaranteed annual bonus or equity award rights.  Compensation is reviewed and approved by the Compensation Committee in its sole discretion each year.
•Independent Compensation Committee: The Compensation Committee consists entirely of independent directors who select and utilize an independent outside compensation consultant.
•Independent Compensation Consultant: The Compensation Committee’s independent compensation consultant, Compensia, Inc. (“Compensia”), a national compensation consulting firm, is retained directly by the Compensation Committee and performs no other consulting or other services for the Company.
•Annual Executive Compensation Assessment: Compensia conducts an annual executive compensation assessment with benchmarks developed based on the review of a reasonable set of similar-industry and size/value public companies.
•Risk Assessment: The Compensation Committee and its independent advisor perform an annual review of the risks related to the Company’s compensation program.
•No Gross-Ups or Excessive Perquisites: The Company does not provide for tax gross-
ups in connection with any “golden parachute” excise taxes.  The Company does not provide excessive benefits or perquisites for its executive officers outside the scope of what the Company provides generally for all employees.

Energy Recovery, Inc. — 2024 Proxy Statement | 47
•No Excessive Severance: The Company’s executive officers are not entitled to change in control cash severance payments in excess of one (1) time their annual base salary plus target bonus.  The Company does not provide severance to executive terminations other than involuntary terminations without cause.
•No Excessive Severance: Severance payments to the Company’s executive officers under the Company’s Severance Plan are limited to six (6) months of an executive’s salary in cases of non-voluntary termination without cause.
•Clawback Policy: In July 2023, the Company amended and restated its compensation recovery plan (“clawback”) in compliance with the final Dodd-Frank rules.  Under the amended and restated plan, in the event the Company is required to prepare an accounting restatement, the Company, through the Board, will recover reasonably promptly from any executive officer the amount of erroneously awarded compensation received during the recovery period.
•Standard Retirement Plan Benefits: The Company does not maintain a defined benefit pension plan or retirement plan for its executive officers other than a 401(k) plan, which provides for broad-based employee participation in the U.S.
Executive Compensation Process
The Compensation Committee is responsible for establishing and implementing executive compensation policies and programs in a manner consistent with the Company’s compensation objectives and principles.
Compensation Committee and Board of Directors
Historically, the Compensation Committee has determined annual compensation and granted annual equity awards at one or more meetings held during the first quarter of the year.
In addition, at various meetings throughout the year, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new market and regulatory trends, plans or approaches to compensation in the industries the Company participate.
Role of Executive Officers
The Compensation Committee meets regularly in executive meetings.  The Company’s
President and CEO and CFO work together to design and develop compensation programs for the Compensation Committee’s consideration, and ultimate approval, recommend changes to existing compensation programs, recommend performance targets to be achieved under those programs and implement the decisions of the Compensation Committee.  These individuals also provide information to the Company’s independent compensation consultant so that it can perform its duties for the Compensation Committee.

Energy Recovery, Inc. — 2024 Proxy Statement | 48
At the beginning of each year, the Company’s President and CEO provides recommendations to the Compensation Committee on the compensation levels of the
Company’s Other NEOs, as well as his review of each Other NEO’s performance and contributions during the previous year.  The Company’s President and CEO does not make any recommendations to the Compensation Committee with respect to his compensation levels.
When appropriate, members of the Company’s management team, including the Company’s
President and CEO and CFO, attend portions of the Compensation Committee meetings to provide information and answer questions.  No NEO voted in the final determinations regarding the structure or amount of any component of their compensation package.
The Compensation Committee is responsible for making final decisions on compensation for the Company’s executive officers.  For all executive officers, as part of its deliberations, the
Compensation Committee may review and consider, as appropriate, one or more of the following: (i) analysis of the Company’s historical executive compensation levels and current company-wide compensation levels, (ii) trends in compensation paid to similarly situated executives at the Company’s peer companies developed by a compensation consultant, (iii) an executive officer’s tenure, past performance and expected contribution to future results,
(iv) criticality of the executive position (both on an absolute basis and relative to other roles within the organization) and (v) the Company’s President and CEO’s recommendations based on his direct knowledge of each executive officer’s performance and contributions during the previous year as well as expected contributions in the coming year.
The Compensation Committee has not established any formal policies or guidelines for allocating compensation between current and long-term incentive compensation, or between cash and non-cash compensation.  The Compensation Committee considers relevant market data, such as the compensation practices of the Company’s peer group discussed below under
“Competitive Positioning,” as well as key qualitative factors when determining each executive’s recommended pay level.  In general, however, the Compensation Committee emphasizes equity compensation over cash compensation to promote long-term thinking, strategy and growth.  In determining the amount and mix of compensation elements and whether each element provides the correct incentives and rewards for performance consistent with the
Company’s short and long-term goals and objectives, the Compensation Committee relies on its judgment about each individual rather than adopting a formulaic approach to compensatory decisions.

Energy Recovery, Inc. — 2024 Proxy Statement | 49
Independent Compensation Consultant for Compensation Committee
The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist it.  Accordingly, the Compensation Committee retained Compensia to advise on matters related to the compensation of its executive officers, including the Company’s President and CEO, and the Board.  For 2023, Compensia advised the
Compensation Committee on best practices to attract, retain and incentivize the Company’s executives, assisted in the design of the Company’s compensation plan, and derived the peer group and resulting compensation benchmark data against which the Company’s overall compensation structure and levels are compared.
Based on the consideration of the various factors as set forth in the rules of the SEC and the listing standards of NASDAQ, the Compensation Committee has determined that its relationship with Compensia and the work of Compensia on behalf of the Compensation
Committee have not raised any conflict of interest.
Consideration of “Say on Pay” Results
The Company conducted an advisory vote on executive compensation at the 2023 Annual
Meeting.  Although this vote was not binding on the Board or the Company, the Company believes that it is important for its stockholders to have an opportunity to express their views regarding the Company’s executive compensation as disclosed in the Proxy Statement.  The
Board and the Compensation Committee value stockholders’ opinions, and, to the extent there is any significant vote against the compensation of the Company’s NEOs, the Compensation
Committee will evaluate whether any additional actions including potential changes to pay levels or structures are warranted.
At the 2023 Annual Meeting, the Company received strong stockholder support for its
“say on pay” proposal as 94.3% of the votes cast voted in favor of the “say on pay” proposal.
The Company believes these results continue to demonstrate that its stockholders are aligned with the Company’s approach to executive compensation.  However, the Company continues to reach out to key large stockholders to discuss in detail its overall compensation philosophy among other matters, through over 375 1-on-1 investor meetings, participation in 14 investor
(non-deal) road shows, 7 investor conferences, quarterly earnings calls and other channels of communication.  These meaningful dialogues with the Company’s stockholders are regularly shared with the Board.  As in past years, the Company’s stockholders continue to be largely supportive of the Company’s effort of rewarding and retaining its key personnel.  As a result, for
2023, the Compensation Committee decided to retain the core components of the Company’s executive compensation program and apply the same general principles and philosophy as in the prior fiscal year with respect to its executive compensation decisions.  The Company continues to evaluate and strengthen the governance of its compensation programs.  The
Company will continue to evolve its compensation process and look for ways to enhance the
Company’s ability to attract, retain, and motivate the talent it needs to achieve or exceed the
Company’s corporate objectives for 2024 and beyond.

Energy Recovery, Inc. — 2024 Proxy Statement | 50
The Company intends to continue to monitor stockholder feedback and expand its efforts to obtain feedback from the Company’s stockholders.  The Company’s goal in soliciting feedback is to (1) better understand the Company’s stockholders’ views on executive compensation, (2) be responsive to the Company’s stockholders’ views expressed in a say on pay vote and (3) understand whether potential changes to the Company’s compensation programs and governance policies would address concerns expressed by the Company’s stockholders.  The Company intends to hold a “say on pay” advisory vote at each annual meeting.
Competitive Positioning
In 2015, the Compensation Committee began the process of formally reviewing competitive market compensation data and directed Compensia to develop a peer group of companies against which the Company’s overall compensation may be compared.  While the
Company has historically believed that it has a unique footprint that makes such comparisons extremely difficult, based on the advice of the Company’s advisors, the Company attempts to find meaningful comparisons and periodically test and adjust such peers to better reflect its relative position.  The Company conducted its latest assessment in late 2022 and updated its list of peers that were used for the Company’s 2023 compensation decisions utilizing a process similar to past years.  The Company’s peer group consists of companies in industrial machinery, clean technology, energy, and broader technology and health care equipment industries that are comparable to the Company in terms of revenue, market capitalization, headcount and location, where possible. The Company’s peers were relatively similar to the Company in terms of revenue and market cap and had median revenue of approximately $190 million and a median market cap of approximately $1.04 billion at the time of the Company’s 2023 executive officer compensation assessment.
As part of this process, the following peer group companies were identified and used by
Compensia in its 2023 compensation assessment that was relied upon by the Compensation
Committee for its 2023 executive pay decision-making:
908 Devices Inc.
ACM Research, Inc.
Alphatec Holdings, Inc.
Atlus Power, Inc.
Aspen Aerogels, Inc.
Ballard Power Systems
Inc.
CEVA, Inc.
Clean Energy Fuels Corp.
DMC Global Inc.
FARO Technologies, Inc.
FuelCell Energy, Inc.
Helios Technologies, Inc.
Impinj, Inc.
Mesa Laboratories, Inc.
Middlesex Water
Company
nLIGHT, Inc.
Omega Flex, Inc.
PROCEPT BioRobotics
Corp.
Stem, Inc.
Zynex, Inc.

Energy Recovery, Inc. — 2024 Proxy Statement | 51
Base Salaries of Named Executive Officers
Base salaries are designed to provide the Company’s executives with a stable source of income commensurate with their responsibility, experience and performance.  The
Compensation Committee begins with an analysis of base pay relative to the market and the
Company’s peer group.  The Compensation Committee makes adjustments based on vertical variables such as pay parity relative to other executive officers, experience and internal accountability and does not target any particular percentile or pay ranking.  The Compensation
Committee reviews base salaries annually and solicits input from the Company’s President and
CEO for non-CEO base salaries.  The President and CEO does not provide any input or recommendations with respect to his own base salary.  The following table describes the changes that were made to the base salary of the named executive officers based on review of the factors noted above.  The Company’s NEOs’ base salaries were increased on average by
4.0% to account for inflation and in some cases a small merit increase consistent with broad technology company market trends.

	Base Salary
Named Executive Officer	2023	2022
	($)	($)

David W. Moon (1)	550,000	—

Robert Yu Lang Mao (2) (3)	555,240	535,600

Joshua Ballard (3)	373,639	356,844

Rodney Clemente (3)	353,310	337,428

Farshad Ghasripoor (3)	316,266	302,050

William W. Yeung (3)	333,144	321,360

(1)On October 23, 2023, Mr. Moon was appointed as Interim President and CEO.  Mr. Moon’s actual base salary paid was prorated for the service period from October 23, 2023 through December 31, 2023.
(2)On October 23, 2023, Mr. Mao departed as President and CEO.  Mr. Mao’s actual base salary paid was prorated for the service period from January 1, 2023 through October 23, 2023.
(3)In February 2023, the base salaries of each of Messrs. Mao, Ballard, Clemente, Ghasripoor and Yeung were adjusted to address cost of living increases.  In July 2023, Messrs. Ballard, Clemente and Ghasripoor received a small merit increase to their respective base salaries.  The amount presented is the amount actually paid to the NEO, weighted for all increases.
Annual Cash Incentive Compensation
The Company’s Annual Incentive Plan (“AIP”), is a cash incentive plan designed to encourage the performance and retention of eligible employees in recognition of individual achievement that contributes to the Company’s strategic and financial success.

Energy Recovery, Inc. — 2024 Proxy Statement | 52
The AIP is intended to incentivize short-term performance consistent with the Company’s strategy and the achievement of key financial metrics.  Payments under the AIP to the
Company’s NEOs are based on a formula that takes into account both the level of achievement of the Company’s performance goals for the year and the level of achievement of individual performance objectives.  For 2023, each NEO’s bonus determination under the AIP was determined based on the following formula:

Base Salary	x	NEO Target Bonus Percentage	x	NEO Individual Performance Objective Achievement
CEO and Corporate MBOs
For 2023, the Board enumerated three key objectives (“MBOs”) for the Company’s
President and CEO, which are set forth in the table below.  In addition, the Board approved a sliding scale to measure the two financial performance MBOs.  The Financial Performance MBO
– meet or exceed revenue target – was measured on a sliding scale from 0% for less than 90%
achievement of the target to up to 150% for 110% or greater achievement of the target.
Similarly, the Financial Performance MBO – meet or exceed adjusted operating income – was measured on a sliding scale from 0% for less than 80% achievement of the target to up to 150%
for 145% or greater achievement of the target.  Adjusted operating income is a non-GAAP financial measure that the Company defines as net income less i) taxes; ii) interest income and expense; iii) other income and expense; iv) share-based compensation; and v) certain non-core operational costs.
The Compensation Committee met in January 2024 to consider the performance of the
President and CEO compared to his 2023 MBOs.  The following table presents the President and
CEO’s objectives and level of achievement for each MBO.  However, due to the President and
CEO transition that occurred in October of 2023, no award was granted to the former President and CEO or to the interim President and CEO.

		Weight	Achievement
		(%)	(%)
1 –	Financial Performance — meet or exceed revenue target.	40	68
2 –	Financial Performance — meet or exceed adjusted operating income target.	40	103
3 –	CO2 — achieve market penetration targets.	20	67
	Overall	100	82

Energy Recovery, Inc. — 2024 Proxy Statement | 53
Other NEO MBOs
Each Other NEO was assigned MBOs by the Company’s President and CEO for 2023 consisting of the two Financial Performance MBOs, as discussed above, and a third common or unique MBO.  The Company believes these non-financial objectives are important to its success and are designed to enhance shareholder value over the long term.
•Common Objective(s).  Each Other NEO may have an additional MBO associated with the effective operation of their respective areas of responsibility, including achieving short- and long-term business objectives and meeting budget expectations.
•Unique Objective(s).  Each Other NEO may have an additional MBO consisting of unique objectives based on their area of responsibility.  These objectives fall into broad categories such as delivering on key development initiatives, maintaining or enlarging market share, contributing to growth initiatives and staff development objectives.
The following table presents the Other NEOs objectives and level of achievement for each
MBO.

	Financial Performance Target		Common or Unique Objective(s) Target	Total Attainment
	Revenue	Adjusted Operating Income
	(%)	(%)	(%)	(%)

Weighting	40	40	20	100

Achievement
Joshua Ballard	68	103	—	69

Rodney Clemente	68	103	15	84

Farshad Ghasripoor	68	103	20	89

William W. Yeung	68	103	20	89

Energy Recovery, Inc. — 2024 Proxy Statement | 54
Approved Annual Incentive Plan Levels
The Compensation Committee met in January 2024 to consider the 2023 performance of each NEO as compared to their respective MBOs and approved the AIP allocation levels for each NEO, as set forth in the table below.  Importantly, the Compensation Committee did not apply any upward discretion with respect to bonus payouts to any NEO.

	2023 AIP
Named Executive Officer	Target (1)	Target (1)	AIP Paid (2)	2023 AIP Paid in 2024
	(%)	($)	(%)	($)

David W. Moon (3)	—	—	—	—

Robert Yu Lang Mao (4)	100	555,240	82	—

Joshua Ballard	60	224,184	41	153,819

Rodney Clemente (5)	65	229,883	54	192,173

Farshad Ghasripoor	60	189,760	53	168,156

William W. Yeung	60	199,886	53	177,135

(1)Target percentage is the weighted average for the year.  Target amount is the 2023 weighted average base salary multiplied by the weighted average target percentage.
(2)AIP Paid percentage is the 2023 AIP Paid in 2024 compared to the 2023 weighted average base salary.
(3)On October 23, 2023, Mr. Moon was appointed as Interim President and CEO.  Mr. Moon was not eligible for any AIP payments for fiscal year 2023.
(4)On October 23, 2023, Mr. Mao departed as President and CEO.  Although the Compensation Committee
approved Mr. Mao’s AIP percentage, he was not eligible to receive any AIP payments for fiscal year 2023 in
2024.
(5)In July 2023, Mr. Clemente received an increase in his 2023 AIP target percentage.
Equity-Based Incentive Compensation
Historically, the Company granted equity-based awards, including stock options and RSUs, to eligible NEOs and other employees pursuant to its 2020 Incentive Plan.  As with other elements, the grant date fair value received through various stock-based awards is included in the Company’s annual compensation review process.  The Company periodically collects and reviews competitive data from the peer group that includes data with respect to the use of, and value received through, equity incentives.  Individual equity awards are made based on the
Company’s assessment of this market data along with several other factors, including such individual's prior performance, overall company contributions, future potential as well as the retentive impact of such individual's unvested equity.

Energy Recovery, Inc. — 2024 Proxy Statement | 55
In 2023, the Company granted RSUs to executives and other key employees to provide long-term incentives to align management with long-term stockholder interest intended to increase stockholder value.  Further, the Company uses stock options, RSUs and other equity based incentive awards to remain competitive in its efforts to retain and recruit key talent.  The
Compensation Committee believes that with management having a stake in the Company’s long-term success, the likelihood of enhancing stockholder value increases.
2023 Equity-Based Incentive Awards
In 2023, the Compensation Committee explored whether to shift a portion of its long-
term equity incentive compensation from stock options to awards with vesting tied to relative stock price performance criteria.  For part of the Company’s annual equity grant program, in
January 2023, the Compensation Committee authorized the grant of RSUs to the NEOs in amounts intended to cover partial-year equity allocations for each individual with the intent to grant additional performance-based awards later in the year once those award terms were finalized.  In July 2023, the Compensation Committee determined to postpone the development of this performance-based equity program and issued an additional grant of RSUs to NEOs to constitute the full intended annual award for each individual.  In addition, in October 2023, the
Compensation Committee approved additional RSUs to Messrs. Clemente and Ghasripoor as part of annual compensation planning.

Named Executive Officer	RSUs	Value
	(#)	($)

David W. Moon (1) (2)	15,233	279,983

Robert Yu Lang Mao (3)	46,707	1,298,829

Joshua Ballard (4) (5)	29,704	832,756

Rodney Clemente (2) (4) (5)	53,055	1,281,286

Farshad Ghasripoor (2) (4) (5)	48,290	1,141,052

William W. Yeung (4) (5)	23,680	659,389

(1)On October 23, 2023, Mr. Moon was appointed as Interim President and CEO.  Mr. Moon’s equity awards are related to his appointment as Interim President and Chief Executive Officer.
(2)The vesting schedule for the RSU awards granted in October 2023, including the award to Mr. Moon for his service as interim President and CEO, provides that 100.0% of the RSU awards vest on the first anniversary of the vesting commencement date.
(3)On October 23, 2023, Mr. Mao departed as President and CEO.  Mr. Mao received RSU shares awarded as part of the Company’s annual long-term incentive plan as an employee.  Please refer to Director Compensation for information regarding equity based Incentive Awards granted to Mr. Mao in his role as a Director.
(4)The vesting schedule for the RSU awards granted in January 2023 as part of the Company’s annual equity grant program provides that 25% of the RSU awards vest on the first four anniversaries of the vesting commencement date.
(5)The vesting schedule for the RSU awards granted in July 2023 provides that 33.3% of the RSU awards vest on the first three anniversaries of the vesting commencement date.

Energy Recovery, Inc. — 2024 Proxy Statement | 56
The Compensation Committee determined these grants primarily based on an assessment of: (i) with respect to the President and CEO, the Compensation Committee’s annual review and assessment of the President and CEO’s performance and contributions during the previous year as well as expected contributions in fiscal year 2023, (ii) with respect to the NEOs, other than the President and CEO, the President and CEO’s recommendations tied to his review of each
Other NEO’s performance and contributions during the previous year as well as expected contributions in fiscal year 2023, (iii) the Compensation Committee’s review of each executive officer’s historical equity compensation levels and retention hold at the Company and (iv) the
Compensation Committee’s review of applicable competitive market compensation data
(including the Company’s peer practices) and company-wide compensation levels, including the aggregate equity budget and available share pool for fiscal year 2023.
Benefits
In 2023, the Company’s NEOs were eligible to participate in the Company’s standard benefits programs on the same basis provided to all of the Company’s other U.S. employees, including medical, dental and vision insurance; short- and long-term disability insurance; and
health and dependent care flexible spending accounts.  All NEOs and other executives are also offered special life, long-term disability and accidental death and dismemberment insurance benefits.
The Company also maintains a tax-qualified 401(k) plan, which provides for broad-based employee participation in the U.S.  The Company does not provide defined benefit pension plans or defined contribution retirement plans to its NEOs other than the 401(k) plan.
Change in Control Severance Plan
The Energy Recovery, Inc. Change in Control Severance Plan (the “CIC Plan”) is
summarized below under the caption “Change in Control Plan” and the potential payments are summarized below under the caption “Potential Payments under the Change in Control Plan.”
Designed as a retention tool, the CIC Plan protects participating executives from economic harm in the event that their employment is actually or constructively terminated after a change in control of the Company.  Under this “double trigger” approach, participating executives are eligible for severance and other benefits under the CIC Plan if they are terminated without
“Cause” or leave for “Good Reason,” as those terms are defined below, within 18 months after a change in control of the Company.
The Company believes these change of control severance benefits are an essential element of its executive compensation program and assist the Company in recruiting and retaining talented individuals.  By establishing these change in control severance benefits, the
Company believes it can mitigate the distraction and loss of executive officers that may occur in connection with a rumored or actual change in control and protect stockholder interests while a transaction is under consideration or pending.

Energy Recovery, Inc. — 2024 Proxy Statement | 57
Change in Control Plan
Pursuant to the terms of the CIC Plan, on each December 31, the CIC Plan is extended automatically for an additional year unless the Compensation Committee delivers written notice, at least six months prior to the end of each such term, to each participant that the
CIC Plan will not be extended.  As a result, on December 31, 2023, the CIC Plan was automatically extended through December 31, 2024.
The Compensation Committee is authorized by the CIC Plan to designate any full-time employee of the Company as a participant.  The participants include the Company’s executive officers and other designated key employees.
A participant is entitled to severance benefits under the CIC Plan if a change of control occurs and the acquiring company terminates the participant’s employment without cause, or the participant terminates his or her employment with good reason, in either case within
18 months after a change in control (including, but not limited to, an acquisition of a controlling interest in the Company by a third party).  The CIC Plan sets forth definitions of cause, good reason and change in control, which are described in full at the end of this summary.
The severance benefits, conditioned on the participant’s signing a release in favor of the
Company and complying with certain other covenants under the CIC Plan, include the following
(in addition to then earned and unpaid amounts owed less deductions required or permitted by law):

Cash Compensation	•Additional 12 months of base salary upon termination
•100% of participant’s target annual bonus in the year of the occurrence of the change of control

COBRA Benefits	•Company paid coverage following first eligibility limited to the lower of 12 months or re-employment eligibility of a comparable plan with another employer

Equity Compensation	•Immediate vesting of 100% of unvested equity awards upon termination

Other Compensation	•Maximum of $10,000 of reasonable outplacement costs
The CIC Plan also provides that if a change in control occurs and a participant’s equity compensation is not converted, assumed or replaced by a successor entity with an equivalent award, then immediately prior to the change in control, the participant’s equity compensation shall become fully exercisable and vested and all forfeiture restrictions on such equity compensation shall immediately lapse.  In the case of equity compensation, the amount of which is based on the satisfaction of performance criteria, all performance criteria will be deemed satisfied at target.  The conversion, assumption or replacement of an equity award for another equity award of stock that is not publicly traded shall not be considered an equivalent award for purposes of the CIC Plan.

Energy Recovery, Inc. — 2024 Proxy Statement | 58
In no event is the Company obligated to gross up any payment or benefit to a participant to avoid the effects of the “parachute rules” of IRC Sections 280G and 4999.  Benefits to a participant, however, may be reduced if the reduction would result in the participant receiving a greater payment on an after-tax basis due to the application of those sections of the tax law
(such provision, a “better after-tax” provision).  Additionally, payments may be conditioned or delayed as needed to be exempt from or comply with IRC Section 409A relating to “non-
qualified deferred compensation.”
The CIC Plan also obligates the Company to make all payments to a Participant required by applicable law upon employment termination such as earned but unpaid salary and bonus
(without regard to a release or other covenants of the participant in the CIC Plan and subject to deductions required or permitted by applicable law).
Key Defined Terms of the Change in Control Plan
“Cause” means in the context of employment termination:
(i)any act by participant in the course of employment or participant’s performance of any act which, if participant were prosecuted, would constitute a felony;
(ii)participant’s failure to carry out his or her material duties, after not less than thirty (30) days prior written notice of such failure, and which failure is unrelated to an illness or disability of not greater than twelve (12) work weeks;
(iii)participant’s dishonesty towards or fraud upon the Company which is injurious to the
Company;
(iv)participant’s violation of confidentiality obligations to the Company or misappropriation of Company assets; or
(v)participant’s death or disability, as defined in the Company long-term disability plan in which the participant participates, or if the participant does not participate in such a plan, the principal long-term disability plan that covers the Company’s senior-level executives.
“Change in Control” means:
(i)an acquisition of 50% or more of the Company’s outstanding common stock or voting securities of the Company by any person or entity, other than the Company, a
Company employee benefit plan, or a corporation controlled by the Company’s stockholders;

Energy Recovery, Inc. — 2024 Proxy Statement | 59
(ii)changes in the composition of the Board over a rolling twelve-month period, which changes result in less than a majority of the directors consisting of Incumbent
Directors.  “Incumbent Directors” include directors who are or were either
(x) members of the Board as of the effective date, as defined in the CIC Plan or
(y) elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination.
Incumbent Directors do not include any individual not otherwise an Incumbent
Director whose election or nomination resulted from an actual or threatened proxy contest (relating to the election of directors to the Board); or
(iii)consummation of a complete liquidation or dissolution of the Company, or a merger, consolidation, or sale of all or substantially all of the Company’s then existing assets
(collectively, a “Business Combination”) other than a Business Combination: (x) in which the stockholders of the Company immediately prior to the Business
Combination receive 50% or more of the voting stock resulting from the Business
Combination, (y) through which at least a majority of the members of the Board are
Incumbent Directors, and (z) after which no individual, entity, or group (excluding any corporation resulting from the Business Combination or any employee benefit plan of such corporation or of the Company) owns 50% or more of the stock of the corporation resulting from the Business Combination who did not own such stock immediately before the Business Combination.
“Good Reason” means the occurrence of any one or more of the following without the participant’s express written consent:
(i)the termination or material breach of this CIC Plan by the Company;
(ii)the failure by the Company to have any successor, or any assignee of all or substantially all of the Company’s assets, assume this CIC Plan;
(iii)any material diminishment in participant’s title, position, duties, responsibilities, or status other than those in effect immediately prior to the Change in Control (including, in the case of a participant who is the CEO who reports directly to the Board or a participant who is the CFO or General Counsel who reports directly to the CEO immediately prior to the change, if, after such Change in Control, the CEO no longer reports directly to the Board of a public company and the CFO and/or General Counsel no longer report directly to the CEO of a public company), it being understood that in the case of a participant other than the CEO, CFO, or General Counsel, a participant’s reporting to a business unit head instead of to the CEO will not constitute a material diminishment if the participant’s duties and responsibilities otherwise remain substantially the same;
(iv)any material reduction in, limitation of, or failure to pay or provide any compensation provided to the participant under any agreement or understanding between the participant and the Company, pursuant to the Company’s policies and past practices, as of the date immediately prior to the Change in Control;

Energy Recovery, Inc. — 2024 Proxy Statement | 60
(v)any material reduction in the participant’s annual base salary or target bonus opportunity from the amounts in effect immediately prior to the Change in Control; or
(vi)any change in the participant’s place of employment that increases participant’s commuting distance by more than thirty (30) miles over his or her commuting distance immediately prior to the Change in Control.
Good Reason will only be deemed to exist if the participant provides notice of the condition(s) constituting Good Reason within thirty (30) days of the existence of the condition and gives the Company thirty (30) days from its receipt of such notice to remedy the condition.
If the condition is remedied, Good Reason will not be deemed to exist.
The benefits provided in the CIC Plan are summarized in the table below, and the amounts shown assume hypothetically that each applicable termination or event was effective as of
December 31, 2023.  The actual amounts that will be paid can only be determined at the time of the termination or other applicable event.
The table below does not include payments that are generally required by applicable law for all salaried employees (notwithstanding that these requirements are referred to in the applicable arrangement) such as payment of accrued but unpaid wages and unused vacation or rights to previously incurred business expense reimbursement.  The amounts set forth below do not take into account the “better after-tax” provision or reflect taxes, tax withholding, or other deductions required by law and may be subject to reduction or delay in payment in accordance with the specific provisions of the applicable arrangement or law.

Energy Recovery, Inc. — 2024 Proxy Statement | 61
Potential Payments under the Change in Control Plan
The payments summarized below are triggered if a change of control, as defined in the
CIC Plan, occurs on December 31, 2023, and the acquiring company terminates the participant’s employment without cause, or the participant terminates his/her employment with good reason, in either case within 18 months after a change in control (including, but not limited to, an acquisition of a controlling interest in the Company by a third party).  The amounts described below do not take into account the “better after-tax” provision or applicable taxes.

Named Executive Officer	Lump-Sum Payment (1)	Vesting of all Unvested Equity Compensation Awards (2)	COBRA Benefits for up to 12 Months (Medical, Dental and Vision Benefits) (3)	Maximum Outplacement Services Reimbursement
	($)	($)	($)	($)

David W. Moon (4)	—	—	—	—

Robert Yu Lang Mao (5)	—	—	—	—

Joshua Ballard	605,664	757,372	38,141	10,000

Rodney Clemente	608,505	1,480,943	29,739	10,000

Farshad Ghasripoor	512,662	1,264,506	28,182	10,000

William W. Yeung	534,744	854,952	42,026	10,000

(1)These amounts consist of twelve months’ base pay and 100% of the target annual bonus.
(2)The CIC Plan further provides that all unvested equity compensation, including time and performance vesting awards, held by a participant will vest and become exercisable immediately prior to a Change in Control
(whether or not the participant’s employment is terminated) if a Change of Control occurs and (i) the
Company’s shares are no longer publicly traded or (ii) if a publicly-traded company acquires the Company, but does not replace unvested Company awards with defined equivalent equity compensation applicable to the acquiring company’s stock.  For this purpose, all performance criteria, if any, underlying unvested awards are deemed to be satisfied at 100% of target.  The amount in this column for vesting of equity compensation awards assumes hypothetically that each applicable trigger under the CIC Plan occurred on December 31,
2023, and in the case of vesting RSUs is based on the closing price of the Company’s common stock of $18.84 on December 31, 2023 and in the case of vesting option awards is based on $18.84 minus the exercise price of the applicable option.
(3)COBRA amounts are based on NEO participation at December 31, 2023, and are estimated based on medical, dental and vision amounts paid by Company on behalf of the Named Executive and amounts paid by the
Named Executive.
(4)On October 23, 2023, Mr. Moon was appointed as Interim President and CEO.  This interim position did not qualify under the Company’s Change in Control plan at December 31, 2023.
(5)On October 23, 2023, Mr. Mao departed as President and CEO and was not eligible to receive compensation under the Company’s Change in Control plan as of October 23, 2023.

Energy Recovery, Inc. — 2024 Proxy Statement | 62
Severance and Termination Plan
The Energy Recovery, Inc. Severance Plan (the “Severance Plan”) was approved and adopted by the Board in February 2021 for the benefit of certain key members of management and other senior employees, including each of the NEOs.
Designed as a retention tool, the Severance Plan is designed to protect participating executives from economic harm in the event of a Qualifying Termination (as defined in the
Severance Plan).  The Company believes these severance benefits are an essential element of its executive compensation program and assist the Company in recruiting and retaining talented individuals.  The Severance Plan is summarized below under the caption “Severance
Benefits” and the potential payments are summarized below under the caption “Potential
Payments under the Severance Plan.”
Severance Benefits
The Severance Plan sets forth severance benefits in the event of a Qualifying Termination, which includes all payments required by applicable law, including all earned and unpaid salary, all earned but unpaid and undeferred bonus attributable to the year that ends immediately before the year in which the termination occurs and other benefits under applicable benefit plans to which the employee was entitled upon such termination.  In addition, the Severance
Plan includes the following benefits.

Cash Compensation	•Additional 6 months of base salary upon termination

COBRA Benefits	•Company paid coverage following first eligibility limited to the lower of 6 months or re-employment eligibility of a comparable plan with another employer

Equity Compensation	•Immediate vesting of 25% of unvested equity awards upon termination
•Extension of post-termination exercise period of vested stock options from 3 months to 6 months
In the case of unvested equity compensation where the amount payable is based on the satisfaction of performance criteria, the amount of unvested equity will be determined by deeming all performance criteria satisfied at 100% target; to the extent the equity compensation is subject to the IRC Section 409A, the vesting acceleration of the equity compensation shall not cause any distribution or payment under the equity compensation to be made before the earliest date it may be made without violating the IRC Section 409A.

Energy Recovery, Inc. — 2024 Proxy Statement | 63
The severance benefits are contingent upon the employee meeting certain eligibility requirements, including delivering to the Company a general release.  Because it may be difficult for the Company’s executive officers to find comparable employment following a termination without cause, these severance benefits are intended to ease the consequences to an executive officer of an unexpected termination of employment.  The Company also believes that having such arrangements in place can help the Company attract and retain key employees in a marketplace where these types of arrangements are commonly offered by its peer companies.
Key Defined Terms of the Severance Plan
“Qualifying Termination” means an (i) involuntary termination without “Cause” as defined in the CIC Plan, as amended and in effect at the time of the Eligible Employee’s termination and
(ii) Eligible Employee is not terminated for a “Non-Qualifying Reason,” each as determined by the Plan Administrator in its sole discretion.  For clarity, a “Qualifying Termination” shall include the situation where the Eligible Employee is notified of an involuntary termination without
“Cause” as defined in the CIC Plan, as amended and in effect at the time of their termination, and which is not for a “Non-Qualifying Reason,” followed by an agreement between the Eligible
Employee and the Employer to have the employee voluntarily resign their employment with
Employer.  In order for an involuntary termination to qualify, the termination of employment must occur with respect to employment with all entities in the Plan Sponsor’s controlled group as determined under the rules of IRC Section 414, as modified by IRC Section 409A.
“Non-Qualifying Reason” means either (i) the Eligible Employee voluntarily terminates their employment for whatever reason (except when such voluntary termination of employment is based on an agreement with Employer following notice by Employer to the
Eligible Employee of a “Qualifying Termination”); or (ii) the Eligible Employee separates from
Employer for whatever reason, and (a) Eligible Employee accepts any position with Employer that begins prior to the effective date of their employment termination with Employer, or (b) a comparable position with Employer is offered to the Eligible Employee prior to the effective date of their employment termination with Employer.  For comparison of internal positions, a comparable position is a position determined by the Plan Administrator as having the same or higher base salary or which is paid no more than 15% lower in base salary than the employee’s terminated position.

Energy Recovery, Inc. — 2024 Proxy Statement | 64
Potential Payments under the Severance Plan
The payments summarized below are triggered if a termination, as defined in the
Severance Plan, occurs on December 31, 2023.  The amounts described below do not take into account the “better after-tax” provision or applicable taxes.

Named Executive Officer	Lump-Sum Payment (1)	Vesting of 25% of all Unvested Equity Compensation Awards (2)	COBRA Benefits for up to 6 Months (Medical, Dental and Vision Benefits) (3)
	($)	($)	($)

David W. Moon (4)	—	—	—

Robert Yu Lang Mao (5)	—	—	—

Joshua Ballard	189,270	189,343	19,071

Rodney Clemente	178,972	370,236	14,870

Farshad Ghasripoor	160,207	316,127	14,091

William W. Yeung	167,108	213,738	21,013

(1)These amounts consist of six months’ base pay.
(2)The Severance Plan further provides that 25% of all unvested equity compensation, including time and performance vesting awards, held by a participant will vest and become exercisable immediately prior to termination.  The amount in this column for vesting of equity compensation awards assumes hypothetically that each applicable trigger under the Severance Plan occurred on December 31, 2023, and in the case of vesting RSUs is based on the closing price of the Company’s common stock of $18.84 on December 31, 2023 and in the case of vesting option awards is based on $18.84 minus the exercise price of the applicable option.
(3)COBRA amounts are based on each NEO’s participation at December 31, 2023, and are estimated based on medical, dental and vision amounts paid by the Company on behalf of the NEO and amounts paid by the NEO.
(4)On October 23, 2023, Mr. Moon was appointed as Interim President and CEO.  This position does not qualify under the Company’s Severance Plan.
(5)On October 23, 2023, Mr. Mao departed as President and CEO and was not eligible to receive compensation under the Company’s Severance Plan as of October 23, 2023.
Compensation Policies and Practices as They Relate to Risk
Management
The Compensation Committee has reviewed the Company’s compensation programs for its employees and believes that the Company’s compensation programs are structured in a manner that does not create risks that are reasonably likely to have a material adverse effect on the Company.  The Compensation Committee considered, among other factors, the allocation of compensation among annual base salary, AIP and long-term equity awards.

Energy Recovery, Inc. — 2024 Proxy Statement | 65
REPORT OF THE COMPENSATION COMMITTEE
This report is not deemed to be soliciting material filed with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed with the SEC.
The Compensation Committee reviewed and discussed the Compensation Discussion and
Analysis (“CD&A”) set forth above with the Company’s management.  Based on the review and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the CD&A be included in this Proxy Statement.
MEMBERS OF THE COMPENSATION COMMITTEE
Joan K. Chow, Chair of the Compensation Committee
Alexander J. Buehler
Colin R. Sabol
Pamela L. Tondreau

Energy Recovery, Inc. — 2024 Proxy Statement | 66
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of April 8, 2024 for (i) each person or group of affiliated persons who is known by the Company to beneficially own more than 5% of the Company’s common stock, (ii) each of the Company’s directors, (iii) each of the Company’s officers appearing in the “Summary Compensation Table” on Page 70 and (iv) all directors and executive officers as a group.
The Company has determined beneficial ownership in accordance with the rules of the
SEC and the information is not necessarily indicative of beneficial ownership for any other purpose.  Unless otherwise indicated below, to the Company’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable.  To the Company’s knowledge, no person or entity except as set forth below, is the beneficial owner of more than 5% of the voting power of the Company’s common stock as of the close of business on April 8, 2024.  The address of each executive officer and director is c/o Energy
Recovery, Inc., 1717 Doolittle Drive, San Leandro, CA 94577.

Stockholders Holding more than 5% of Common Stock	Shares Beneficially Owned (1)	Percent of Class (2)
	(#)	(%)

BlackRock, Inc. (3)	4,950,433	8.6
50 Hudson Yards New York, NY 10001

Brown Capital Management, LLC (4)	4,356,963	7.6
1201 North Calvert Street Baltimore, MD 21202

FMR LLC (5)	4,122,663	7.2
245 Summer Street Boston, MA 02210-1133

The Vanguard Group, Inc. (6)	2,955,709	5.2
100 Vanguard Boulevard Suite V26 Malvern, PA 19355

Energy Recovery, Inc. — 2024 Proxy Statement | 67

Directors, Named Executive Officers, and Current Group	Number of Shares Owned Directly and Indirectly	Number of Shares Exercisable or Vested within 60 days after April 8, 2024	Total Shares Beneficially Owned (1)	Percent of Class (2)
	(#)	(#)	(#)	(%)

Arve Hanstveit (7)	923,352	68,390	991,742	1.7

Robert Yu Lang Mao (8)	278,928	142,382	421,310	0.7

Joshua Ballard	14,129	330,700	344,829	0.6

William W. Yeung (9)	22,351	186,136	208,487	0.4

Alexander J. Buehler	19,619	103,558	123,177	0.2

Farshad Ghasripoor (10)	50,764	65,987	116,751	0.2

Rodney Clemente	11,365	54,268	65,633	0.1

Pamela L. Tondreau	17,969	34,114	52,083	*

David W. Moon (11)	19,250	3,232	22,482	*

Joan K. Chow (12)	8,654	3,703	12,357	*

Colin R. Sabol (13)	3,000	3,232	6,232	*

All named executive officers and directors as a group (11 persons)	1,369,381	995,702	2,365,083	4.1

*Less than 0.1%
(1)Beneficial ownership is determined in accordance with the rules of the SEC.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable, or exercisable within
60 days after April 8, 2024, are deemed outstanding.  Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person.
(2)Percent of class is based on the number of shares of the Company’s common stock outstanding as of April 8,
2024, the Record Date, which were 57,329,402 shares.
(3)Based on Amendment No. 1 to Schedule 13G filed by BlackRock, Inc. with the SEC on January 25, 2024, which reported 4,950,433 shares beneficially owned.  The stockholder has sole voting power over 4,875,598 shares and sole investment power over 4,950,433 shares.
(4)Based on a Schedule 13G filed by Brown Capital Management, LLC with the SEC on February 14, 2024, which reported 4,356,963 shares beneficially owned.  The stockholder has sole voting power over 3,081,493 shares and sole investment power over 4,356,963 shares.
(5)Based on a Schedule 13G filed by FMR LLC and Abigail P. Johnson with the SEC on February 8, 2024, which reported 4,122,663 shares beneficially owned.  FMR has sole voting power over 4,117,876 shares that it beneficially owns and sole investment power over 4,122,663 shares that it beneficially owns.  Ms. Johnson has sole voting and investment power over 4,122,663 shares that she beneficially owns. Ms. Johnson is a director, the Chairman and the Chief Executive Officer of FMR LLC.  Members of the Johnson family, including
Ms. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of
FMR LLC, representing 49% of the voting power of FMR LLC.  The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares.  Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

Energy Recovery, Inc. — 2024 Proxy Statement | 68
(6)Based on a Schedule 13G filed by The Vanguard Group, Inc. with the SEC on February 13, 2024, which reported
2,955,709 shares beneficially owned.  The stockholder does not have sole voting power over any of the shares, has shared voting power over 101,626 shares, has sole investment power over 2,802,878 shares and shared investment power over 151,831 shares.
(7)Includes 60,000 shares of common stock held in the Natasha Hanstveit Irrevocable Trust and 60,000 shares of common stock held in the Sophie Hanstveit Irrevocable Trust. Mr. Hanstveit, under each trust, is the sole trustee and exercises sole voting and investment power.
(8)Includes 96,208 shares of the Company’s common stock held by The Robert and Iran Mao Revocable Trust dated 04-06-2006.  Mr. Mao is co-trustee and exercises shared voting and investment power.
(9)Includes 5,568 shares of the Company’s common stock held by Mr. Yeung’s spouse.
(10)Includes 5,230 shares of the Company’s common stock held in joint with Mr. Ghasripoor’s spouse.
(11)Includes 19,250 shares of the Company’s common stock held in joint with Mr. Moon’s spouse.
(12)Includes 1,500 shares of the Company’s common stock held in joint with Ms. Chow’s spouse.
(13)Includes 3,000 shares of the Company’s common stock held in joint with Mr. Sabol’s spouse.

Energy Recovery, Inc. — 2024 Proxy Statement | 69
Summary Compensation Table
The table below summarizes certain compensation information with respect to the
Company’s NEOs for the applicable fiscal years ending December 31, 2023, 2022 and 2021.

Named Executive Officer		Year	Salary	Stock Award (1)	Option Award (2)	Non-Equity Incentive Compensation (3)	All Other Compensation (4)	Total
			($)	($)	($)	($)	($)	($)

David W. Moon	(5)	2023	84,615	279,983	—	—	618	365,216
President and Chief Executive Officer

Robert Yu Lang Mao	(6)	2023	470,999	1,298,829	—	—	23,643	1,793,471
Former President and Chief Executive Officer		2022	534,016	—	999,997	473,454	25,698	2,033,165
		2021	514,423	—	1,000,771	463,500	28,239	2,006,934

Joshua Ballard		2023	372,897	832,756	—	153,819	22,277	1,381,748
Chief Financial Officer	(7)	2022	355,788	149,993	349,996	218,385	22,558	1,096,720
	(7)	2021	342,735	—	375,244	205,871	21,091	944,941

Rodney Clemente	(8)	2023	352,608	1,281,286	—	192,173	19,067	1,845,133
Senior Vice President, Water	(8)	2022	336,430	324,985	174,998	221,248	18,013	1,075,675
		2021	324,087	174,989	175,138	194,670	17,132	886,015

Farshad Ghasripoor	(9)	2023	315,637	1,141,052	—	168,156	30,600	1,655,445
Chief Technology Officer		2022	301,156	162,497	162,498	191,647	30,722	848,521
		2021	290,107	162,494	162,624	174,259	26,133	815,617

William W. Yeung		2023	332,732	659,389	—	177,135	26,413	1,195,669
Chief Legal Officer	(10)	2022	320,409	299,976	150,006	213,447	27,147	1,010,984
		2021	308,654	137,492	137,606	185,400	21,433	790,585

(1)The amounts in the “Stock Award” column set forth the grant date fair value of RSU awards as calculated in accordance with ASC 718 without regard to estimated forfeitures.  The grant date fair value of each award is measured based on the closing price of the Company’s common stock on the date of grant, unless there is no closing price on the date of grant, in which case it is based on the closing price on the trading day last preceding the date of grant.
(2)The amounts in the “Option Award” column set forth the grant date fair value of stock options granted in the years indicated as calculated in accordance with ASC 718 without regard to estimated forfeitures.  The methodology and assumptions used to calculate the grant date fair value are discussed in Note 12 of the Notes to Consolidated Financial Statements included in the Company’s 2023 Annual Report on Form 10-K filed on
February 22, 2024.
(3)Non-Equity Incentive Plan Compensation is also referred to as cash incentive bonuses.  The amounts for each year shown were paid to the employee in the following year (e.g., 2023 non-equity incentives were earned in
2023 and paid to the employee in 2024).

Energy Recovery, Inc. — 2024 Proxy Statement | 70
(4)“All Other Compensation” includes the following components:

Named Executive Officer	Year	Insurance Premiums	401(k) Match	Other (a)	Total
		($)	($)	($)	($)

David W. Moon	2023	442	—	176	618

Robert Yu Lang Mao	2023	13,743	9,900	—	23,643
	2022	16,250	9,150	298	25,698
	2021	19,058	8,700	481	28,239

Joshua Ballard	2023	13,110	8,991	176	22,277
	2022	13,110	9,150	298	22,558
	2021	11,910	8,700	481	21,091

Rodney Clemente	2023	8,565	9,900	601	19,067
	2022	8,565	9,150	298	18,013
	2021	7,951	8,700	481	17,132

Farshad Ghasripoor	2023	21,424	9,000	176	30,600
	2022	21,424	9,000	298	30,722
	2021	17,301	8,700	132	26,133

William W. Yeung	2023	16,513	9,900	—	26,413
	2022	16,513	9,150	1,484	27,147
	2021	12,252	8,700	481	21,433

(a)Other Compensation in fiscal year 2022 and 2021 includes cash value of certain gifts awarded.
(5)On October 23, 2023, Mr. Moon was appointed as Interim President and CEO.  The annual base salary for
Mr. Moon represents the number of months of service for the period beginning on October 23, 2023 through
December 31, 2023.  In addition to the annual base salary, Mr. Moon was granted RSUs valued at $279,983 in
October 2023.  In January 2024, Mr. Moon was appointed as President and CEO.
(6)Mr. Mao was appointed the President and CEO on May 5, 2020 and served as the interim President and CEO since November 1, 2019.  On October 23, 2023, Mr. Mao departed as President and CEO.  Mr. Mao’s annual salary for 2023 represents the number of months of service to the Company for the period beginning on
January 1, 2023 through October 23, 2023.
(7)In addition to the 2022 annual equity incentive award of $349,996, Mr. Ballard was granted additional RSUs valued at $149,993 in March 2022.  In addition to the 2021 annual equity incentive award of $325,248,
Mr. Ballard was granted additional stock options valued at $49,996 in July 2021.
(8)In addition to the 2023 annual equity incentive award of $881,300, Mr. Clemente was granted additional RSUs valued at $399,986 in October 2023.  In addition to the 2022 annual equity incentive award of $349,991,
Mr. Clemente was granted additional RSUs valued at $149,993 in March 2022.
(9)In addition to the 2023 annual equity incentive award of $741,066, Mr. Ghasripoor was granted additional
RSUs valued at $399,986 in October 2023.
(10)In addition to the 2022 annual equity incentive award of $299,989, Mr. Yeung was granted additional RSUs valued at $149,993 in March 2022.

Energy Recovery, Inc. — 2024 Proxy Statement | 71
Pay Versus Performance
The follow table provides a description of (a) the relationship between executive compensation actually paid (“CAP”) to the Company’s NEOs including the Company’s principal executive officer (“PEO”) and the Company’s cumulative total shareholder return (“TSR”) and
(b) the TSR relationship between the Company and the peer group and (c) the Company’s net income and operating income over each of the four most recently completed fiscal years.  The
Compensation Committee makes executive compensation decisions independent of SEC disclosure requirements.  For a discussion of the Company’s decision making process, please see “Compensation Discussion and Analysis” above.

Year	Principal Executive Officer (1)		Other Named Executive Officers (2)		Value of Initial Fixed $100 Investment Based On:		Net Income	Operating Income
	Summary Compensation Table	Compensation Actually Paid (3)	Summary Compensation Table	Compensation Actually Paid (4)	Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)

	($)	($)	($)	($)	($)	($)	($)	($)
	(In thousands, except value of initial fixed investment which are presented in whole dollars)
2023	2,159	1,886	1,519	1,289	192.44	177.93	21,504	19,050
2022	2,033	2,123	1,008	1,004	209.30	136.03	24,049	24,829
2021	2,007	4,671	859	1,736	219.51	161.44	14,269	13,831
2020	2,092	3,266	834	1,110	139.33	118.52	26,387	31,294
(1)Includes the compensation actually paid (“CAP”) of all PEOs (current and previous).  For fiscal year 2023, the
Company’s PEOs were Messrs. Moon and Mao.  Mr. Moon was Interim President and CEO for October 23,
2023 through December 31, 2023 and Mr. Mao was President and CEO from January 1, 2023 through
October 23, 2023; salary compensation and equity awards granted related to their Board memberships have been excluded from the above table.  For fiscal years 2020 through 2022, Mr. Mao was the Company’s only
PEO.
(2)Includes average CAP of all NEOs (current and previous) excluding the Company’s PEO.  For fiscal years 2021 through 2023, NEOs other than the PEO consisted of Messrs. Ballard, Clemente, Ghasripoor and Yeung.  For
fiscal year 2020, NEOs other than the PEO consisted of Messrs. Ballard, Clemente and Ghasripoor, and
Ms. Emily Smith.

Energy Recovery, Inc. — 2024 Proxy Statement | 72
(3)In accordance with SEC rules, the following adjustments were made to determine the CAP on the Company’s
PEOs during fiscal years 2020 through 2023, which consist solely of adjustments to the PEOs’ equity awards.
Since Mr. Mao remains on the Board through the 2024 Annual Meeting and continues to provide service to the Company, the change in fair value of his outstanding awards are based on the Company’s share value as of
December 31, 2023.

		Deductions	Adjustments
Year	Summary Compensation Table	Stock Awards Granted in the Year	Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Adjustments from Amounts Presented in the Summary Compensation Table *	Total Compensation *
	($)	($)	($)	($)	($)	($)	($)
	(In thousands)
2023	2,159	(1,579)	1,167	(251)	390	(273)	1,886
2022	2,033	(1,000)	1,218	(101)	(28)	89	2,123
2021	2,007	(1,001)	2,161	978	525	2,664	4,671
2020	2,092	(1,224)	2,430	—	(32)	1,174	3,266
*Amounts may not total due to rounding.
(4)In accordance with SEC rules, the following adjustments were made to determine the CAP on average to the
Company’s non-PEO NEOs during fiscal years 2020 through 2023, which consist solely of adjustments to the non-PEO NEOs’ equity awards.

		Deductions	Adjustments
Year	Summary Compensation Table	Stock Awards Granted in the Year	Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Adjustments from Amounts Presented in the Summary Compensation Table *	Total Compensation *
	($)	($)	($)	($)	($)	($)	($)
	(In thousands)
2023	1,519	(979)	729	(70)	90	(230)	1,289
2022	1,008	(444)	508	(31)	(37)	(4)	1,004
2021	859	(331)	629	388	191	877	1,736
2020	834	(337)	450	172	(9)	276	1,110
*Amounts may not total due to rounding.
(5)Cumulative total shareholder return of the Company’s common stock for each fiscal year from 2020 through
2023, respectively.  Assumes the investment of $100 in the Company’s common stock on December 31, 2019 and the reinvestment of dividends, if any, although dividends have never been declared on the Company’s common stock.
(6)Cumulative total shareholder return of the Company’s peer group used in 2023, as discussed above under
“Compensation Discussion and Analysis,” for each fiscal year from 2020 through 2023, respectively.  Assumes the investment of $100 on December 31, 2019 and the reinvestment of dividends.  In addition, the weighting of the market value of companies denominated in foreign current are revalued using the current foreign exchange rate.

Energy Recovery, Inc. — 2024 Proxy Statement | 73
Pay Versus Total Shareholder Return (TSR)
The following graph presents the relationship between CAP to the Company’s PEOs and the average of all of the Company’s NEOs, excluding the PEOs (current and prior), and to the cumulative TSRs of the Company and the Company’s peer group.

Compensation Actually Paid ($000)
5,000
4,000
3,000
2,000
1,000
0
Total Shareholder Return ($)
225
200
175
150
125
100
2020
2021
2022
2023
PEO CAP
Average Non-PEO NEO CAP
Energy Recovery
Peer Group

Energy Recovery, Inc. — 2024 Proxy Statement | 74
Pay Versus Operating and Net Income
The following graph presents the relationship between CAP to the Company’s PEO and the average of all of the Company’s NEOs, excluding the PEO (current and prior), and to the
Company’s operating and net income.

5,000
4,000
3,000
2,000
1,000
0
Compensation Actually Paid ($000)
48,000
40,000
32,000
24,000
16,000
8,000
Operating and Net Income ($000)
2020
2021
2022
2023
PEO CAP
Average Non-PEO NEO CAP
Operating Income
Net Income

Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis” above, the
Company’s executive compensation program reflects a variable pay-for-performance philosophy.  The metrics that the Company uses for both of the long-term and short-term incentive awards are selected based on an objective of incentivizing the Company’s executive officers to increase the value of the Company’s enterprise for the Company’s stockholders.
While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for its compensation programs, the following is an unranked list of financial performance measures the Company considers the most important in linking the compensation actually paid to the Company’s NEOs for 2023 with the Company’s performance:
•Revenue
•Gross margin
•Operating expenses
•Operating income
•Earnings per share

Energy Recovery, Inc. — 2024 Proxy Statement | 75
Additional Information Regarding Executive Compensation
Grants of Plan-Based Awards in 2023
The following table sets forth information concerning non-equity and equity incentive plan awards to the Company’s NEOs during 2023.  The non-equity incentive plan consists of the
2023 cash incentive plan described in the “Compensation Discussion and Analysis” section above.  The actual amounts realized in accordance with the non-equity incentive plan are reported in the “Summary Compensation Table” under the column entitled “Non-Equity
Incentive Plan Compensation.”  During 2023, the Company did not grant any stock option awards.

		Estimated future payouts under non-equity incentive plan awards			All other stock awards: Number of shares of stock or units	All other option awards: Number of securities underlying options	Base price of stock awards or fair value of option awards	Grant date fair value of stock and option awards (1)(2)

Named Executive Officer	Grant Date	Threshold	Target	Maximum
		($)	($)	($)	(#)	(#)	($/Sh)	($)

David W. Moon (3)	10/24/23	—	—	—	15,233	—	18.38	279,983

Robert Yu Lang Mao (4) (5)	1/30/23	—	(5)	—	14,012	—	21.41	299,997
	7/25/23	—	—	—	32,695	—	30.55	998,832

Joshua Ballard (4)	1/30/23	—	224,184	—	8,173	—	21.41	174,984
	7/25/23	—	—	—	21,531	—	30.55	657,772

Rodney Clemente (4) (6)	1/30/23	—	229,883	—	8,173	—	21.41	174,984
	7/25/23	—	—	—	23,120	—	30.55	706,316
	10/24/23	—	—	—	21,762	—	18.38	399,986

Farshad Ghasripoor (4) (6)	1/30/23	—	189,760	—	7,589	—	21.41	162,480
	7/25/23	—	—	—	18,939	—	30.55	578,586
	10/24/23	—	—	—	21,762	—	18.38	399,986

William W. Yeung (4)	1/30/23	—	199,886	—	7,006	—	21.41	149,998
	7/25/23	—	—	—	16,674	—	30.55	509,391

(1)Amounts reflect the aggregate grant date fair value of option awards granted in 2023, calculated in accordance with ASC 718 without regard to estimated forfeitures.  See Note 12 of the Notes to Consolidated
Financial Statements included in the Company’s 2023 Annual Report on Form 10-K for the year ended
December 31, 2023, filed with the SEC on February 22, 2024, for a discussion of assumptions made in determining the grant date fair value of these option awards.  See the “Outstanding Equity Awards as of
December 31, 2023” table for information regarding the vesting schedule of such option awards.
(2)Amounts reflect the aggregate grant date fair value of RSU awards calculated in accordance with ASC 718 without regard to estimated forfeitures.  The grant date fair value of each award is measured based on the closing price of the Company’s common stock on the date of grant, unless there is no closing price on the date of grant, in which case it is based on the closing price on the trading day last preceding the date of grant.  See the “Outstanding Equity Awards as of December 31, 2023” table for information regarding the vesting schedule of such RSU awards.

Energy Recovery, Inc. — 2024 Proxy Statement | 76
(3)In October 2023, Mr. Moon received equity awards related to his appointment as the Interim President and
CEO.  Mr. Moon was not eligible to earn a cash award.  See the section entitled “Annual Cash Incentive
Compensation” table for more information regarding 2023 cash awards.
(4)In 2023, under the Company’s non-equity incentive plan, Mr. Mao was eligible to earn a cash award in an amount not to exceed 81.9% of his annual salary; Messrs. Ballard, Ghasripoor and Yeung each were eligible to earn a cash award in an amount not to exceed 60% of their annual salary; and Mr. Clemente was eligible to earn a cash award in an amount not to exceed 65% of his annual salary.  See the section entitled “Annual Cash
Incentive Compensation” table for more information regarding 2023 cash awards.
(5)In October 2023, Mr. Mao departed as President and Chief Executive Officer and consequently was no longer eligible to receive a non-equity incentive plan award.
(6)In October 2023, Messrs. Clemente and Gharispoor each received an additional RSU award that fully vests on the 1st anniversary following the date of grant.
Outstanding Equity Awards as of December 31, 2023
The following table presents certain information concerning equity awards held by the
Company’s NEOs as of December 31, 2023.

			Option Awards (1)				Stock Awards (1)
Named Executive Officer		Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested (2)
			(#)	(#)	($)		(#)	($)

David W. Moon	(3)	7/10/23					3,232	60,891
	(4)	10/24/23					15,233	286,990
			—	—			18,465	347,881

Robert Yu Lang Mao	(5)	2/6/15	44,456	—	3.53	2/6/25
	(5)	6/23/15	53,392	—	2.92	6/23/25
	(5)	6/23/16	15,327	—	8.60	6/23/26
	(5)	6/22/17	16,726	—	7.71	6/22/27
	(5)	6/14/18	15,879	—	8.49	6/14/28
	(5)	6/13/19	21,303	—	9.98	6/13/29
	(6)	5/20/20	9,317	23,294	7.79	5/20/30
	(6)	5/20/20	2,083	5,209	7.79	5/20/30
	(6)	2/1/21	7,980	55,865	13.96	2/1/31
	(6)	1/28/22	64,822	70,459	18.99	1/28/32
	(9)	1/30/23					14,012	263,986
	(8)	7/25/23					32,695	615,974
	(5)	10/26/23					4,153	78,243
			251,285	154,827			50,860	958,203

Energy Recovery, Inc. — 2024 Proxy Statement | 77

			Option Awards (1)				Stock Awards (1)
Named Executive Officer		Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested (2)
			(#)	(#)	($)		(#)	($)
Joshua Ballard	(7)	8/13/18	186,393	—	9.27	8/13/28
	(7)	1/31/19	20,800	—	7.60	1/31/29
	(7)	1/31/20	53,295	1,134	10.21	1/31/30
	(7)	2/1/21	44,092	18,156	13.96	2/1/31
	(7)	7/26/21	3,840	2,516	20.86	7/26/31
	(7)	1/28/22	22,687	24,661	18.99	1/28/32
	(8)	3/7/22					5,274	99,362
	(9)	1/30/23					8,173	153,979
	(8)	7/25/23					21,531	405,644
			331,107	46,467			34,978	658,985

Rodney Clemente	(7)	1/31/20	13,107	611	10.21	1/31/30
	(7)	2/1/21	23,742	9,777	13.96	2/1/31
	(7)	1/28/22	11,343	12,331	18.99	1/28/32
	(9)	1/31/20					4,285	80,729
	(9)	2/1/21					6,268	118,089
	(9)	1/28/22					6,912	130,222
	(8)	3/7/22					5,274	99,362
	(9)	1/30/23					8,173	153,979
	(8)	7/25/23					23,120	435,581
	(10)	10/24/23					21,762	409,996
			48,192	22,719			75,794	1,427,958

Farshad Ghasripoor	(7)	2/2/17	1,119	—	10.19	2/2/27
	(7)	1/31/20	26,648	567	10.21	1/31/30
	(7)	2/1/21	22,046	9,078	13.96	2/1/31
	(7)	1/28/22	10,533	11,450	18.99	1/28/32
	(9)	1/31/20					3,979	74,964
	(9)	2/1/21					5,820	109,649
	(9)	1/28/22					6,418	120,915
	(9)	1/30/23					7,589	142,977
	(8)	7/25/23					18,939	356,811
	(10)	10/24/23					21,762	409,996
			60,346	21,095			64,507	1,215,312

Energy Recovery, Inc. — 2024 Proxy Statement | 78

			Option Awards (1)				Stock Awards (1)
Named Executive Officer		Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested (2)
			(#)	(#)	($)		(#)	($)
William W. Yeung	(7)	6/20/16	46,331	—	8.95	6/20/26
	(7)	2/2/17	21,867	—	10.19	2/2/27
	(7)	2/1/18	31,807	—	7.50	2/1/28
	(7)	1/31/19	30,293	—	7.60	1/31/29
	(7)	1/31/20	22,547	480	10.21	1/31/30
	(7)	2/1/21	18,654	7,682	13.96	2/1/31
	(7)	1/28/22	9,723	10,570	18.99	1/28/32
	(9)	1/31/20					3,367	63,434
	(9)	2/1/21					4,925	92,787
	(9)	1/28/22					5,924	111,608
	(8)	3/7/22					5,274	99,362
	(9)	1/30/23					7,006	131,993
	(8)	7/25/23					16,674	314,138
			181,222	18,732			43,170	813,322

(1)Includes unvested options awards and stock awards for shares, subject to time vesting, granted under the
2008 Equity Incentive Plan, the 2016 Incentive Plan and the 2020 Incentive Plan.
(2)The market values of the RSU awards that have not vested are calculated by multiplying the number of shares underlying the RSU awards shown in the table by $18.84, the closing price of the Company’s common stock on
December 29, 2023, the last trading day of fiscal 2023.
(3)Mr. Moon received an equity award in connection with his service as an independent Director of the Board.
These awards vest at the earlier of 1-year following the date of the grant or on the date of the 2024 Annual
Meeting.
(4)Mr. Moon received RSU awards of 15,233 shares of the Company’s common stock in connection with his appointment as Interim President and CEO.  These RSU awards were granted under the 2020 Incentive Plan with 100% vesting on the first anniversary following the date of grant.
(5)Mr. Mao receive an equity award in connection with his service as an independent Director of the Board.
These awards vest at the earlier of 1-year following the date of the grant or on the date of the 2024 Annual
Meeting.
(6)Mr. Mao was appointed the President and CEO on May 5, 2020 and served as the interim President and CEO since November 1, 2019.  These stock options were granted under the 2016 Equity Incentive Plan or the 2020
Incentive Plan, with 25% vesting on the first anniversary following the date of grant, and 1/48th each month thereafter.  These stock options are fully vested 4-years following the date of grant and unexercised vested options expire 10-years from date of grant.
(7)These stock options were granted under the 2008 Equity Incentive Plan, 2016 Equity Incentive Plan, or the
2020 Incentive Plan with 25% vesting on the first anniversary following the date of grant, and 1/48th of the total award each month thereafter.  These stock options are fully vested 4-years following the date of grant and unexercised vested stock options expire 10-years from date of grant.
(8)These RSUs were granted under the 2020 Incentive Plan with 33⅓% vesting on each of the first three anniversaries following the date of grant.
(9)These RSUs were granted under the 2016 Equity Incentive Plan or the 2020 Incentive Plan with 25% vesting on each of the first four anniversaries following the date of grant.
(10)These RSUs were granted under the 2020 Incentive Plan with 100% vesting on the anniversary following the date of grant.

Energy Recovery, Inc. — 2024 Proxy Statement | 79
Option Exercises and Stock Vested in 2023
The table below provides supplemental information regarding option exercises and stock award vested by the Company’s NEOs during fiscal year 2023.

	Option Awards		Stock Awards
Named Executive Officer	Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting	Valued realized on vesting (1)
	(#)	($)	(#)	($)

Robert Yu Lang Mao (2)	361,399	2,491,737	—	—

Joshua Ballard	15,000	214,212	7,983	179,459

Rodney Clemente	31,373	593,803	17,705	393,597

Farshad Ghasripoor	51,131	1,040,375	14,374	317,158

William W. Yeung	—	—	14,963	333,022

(1)Represents the number of shares acquired on vesting multiplied by the fair market value of the Company’s common stock as reported by the NASDAQ on the applicable date of vesting.
(2)Mr. Mao exercised vested employee stock options awarded while he was the President and CEO.
CEO Pay Ratio
For fiscal year 2023, the ratio of the median of the annual total compensation of all of the
Company’s employees other than the Company’s President and CEO (“Median Annual
Compensation”) to the combined annual total compensation of Mr. Moon, the Company’s current President and CEO, and Mr. Mao, the Company’s former President and former CEO,
(“CEO Compensation”) was 16.92 to 1.  This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S‑K using the data and assumptions summarized below.  In this summary, the Company refers to the employee who received such
Median Annual Compensation, who was selected in a manner consistent with Item 402(u) of
Regulation S-K, as the “Median Employee.”  For purposes of this disclosure, the date used to identify the Median Employee was December 31, 2023 (the “Determination Date”) and the
2023 Median Annual Compensation was $126,265, which was calculated by totaling all applicable elements of compensation of the Company’s Median Employees in accordance with
Item 402(c)(2)(x) of Regulation S‑K for fiscal year 2023.
When calculating the Median Annual Compensation, the Company first determined its
U.S. and non-U.S. employee population as of the Determination Date.  The Company then measured the compensation of these 253 employees, which represented all full-time employees using the employee’s 1) annualized base wage; 2) value of equity compensation awarded; and 3) non-equity compensation earned in 2023.

Energy Recovery, Inc. — 2024 Proxy Statement | 80
The CEO Compensation for purposes of this disclosure represents the sum of the annualized base salary for Mr. Moon and Mr. Mao prorated for the period of service reported for Mr. Moon and Mr. Mao under the “Base Salaries of Named Executive Officers Table” and
the sum of the value of equity awards and non-equity compensation earned, reported under the “Summary Compensation Table” for fiscal year 2023.
Executive Officers
David W. Moon, age 62, joined the Company as a Director in July 2023.  In October 2023,
Mr. Moon was appointed as the Interim President and Chief Executive Officer.  Mr. Moon was
subsequently appointed the President and Chief Executive Officer in January 2024.  Mr. Moon
was previously President of Carrier Commercial Refrigeration (“CCR”), a division of Carrier
Global Corporation, from 2020 to 2021.  Based in Paris, CCR was a leading supplier of high-
efficiency CO2 turnkey refrigeration systems and services to the food retail, processing and storage segments and pharma segment in Europe, the Middle East, Africa and Asia.  Prior to
that, Mr. Moon worked as an Advisor for Ares Management LLC on the acquisition of CoolSys
Inc., the U.S. market leader in commercial refrigeration and heating, ventilation and air conditioning (“HVAC”) services.  He joined the CoolSys Board of Directors post-acquisition.
Mr. Moon was President & Chief Operating Officer of Heatcraft Worldwide Refrigeration
(“Heatcraft”), a division of Lennox International, Inc., from 2006 to 2017.  Heatcraft was the global OEM leader in commercial refrigeration equipment.  Mr. Moon joined Lennox
International, Inc. in 1998 holding various management positions in the United States,
Singapore and Australia.  Prior to that, Mr. Moon held various management positions at Allied
Signal, Inc., Case Corporation and Tenneco Oil Company in the United States, Hong Kong,
Taiwan and Germany.  Mr. Moon served on the Board of Directors of American Woodmark
Corporation from 2015 to 2020.  Mr. Moon holds a B.S. in Civil Engineering and an M.B.A. from
Texas A&M University.
Joshua Ballard, age 51, joined the Company in August 2018 as Chief Financial Officer.  He
brings more than 20 years of finance and operations experience, both domestically and internationally, working across industries within complex organizations to successfully navigate high growth.  Most recently Mr. Ballard held the position of Operating Partner at Orox Capital
Management, a Dallas-based private equity firm.  During his time there he was responsible for the management of and collaboration with portfolio company teams to implement long-term strategic plans and improve finance and operations.  Additionally, he served as the CFO for
Southwest Spirit and Wines, an Orox Capital portfolio company, during a critical growth period in the company’s development.  Prior to joining Orox Capital Management, Mr. Ballard was the
Managing Director of Lanterne Advisors, LLC, where he held multiple CFO roles with venture-
backed companies.  He also served as Executive Director of Finance and Investor Relations for
SigmaBleyzer Investment Group, a private equity fund, with investments across a broad range of industries within the U.S., Southeast Europe and other former Soviet bloc countries.
Mr. Ballard started out his career working on multiple international oil and gas projects, most notably with Fluor Corporation and holds a CFA, CMA and a Global MBA in Finance from
Thunderbird School of Global Management.

Energy Recovery, Inc. — 2024 Proxy Statement | 81
Rodney Clemente, age 44, joined the Company in 1998 and currently holds the position of
Senior Vice President, Water.  Responsible for all of the Company’s sales, technical service, support and aftermarket activities for the Water business unit, Mr. Clemente provides a high level of system design, technical consultation and commercial support for desalination customers worldwide.  During Mr. Clemente’s tenure, he has gained intimate knowledge of energy recovery technologies, pumping systems, desalination systems and various industrial processes.  His expertise also spans several verticals, including manufacturing, marketing and business development.  He is an active member of many of the leading industry organizations such as IDA and AMTA.  Mr. Clemente has a B.S. in Engineering from California State University,
East Bay and an Executive M.B.A. from the University of Virginia’s Darden School of Business.
Farshad Ghasripoor, age 64, joined the Company in 2012 and is the Chief Technology
Officer, where he has been responsible for the evolution and growth of the Pressure Exchanger
(PX) beyond seawater reverse osmosis into a platform for products that span several new applications and industries.  He has built a world class engineering organization that has become the driving force behind the Company’s product development efforts, with a focus on future derivatives of the pressure exchanger technology.  He has been instrumental to the rapid growth and diversification of the business into multiple segments.  He has extensive knowledge in various facets of engineering including mechanics of materials, fluid dynamics and turbo-
machinery.  Previously, he served as the Company’s Managing Director of Engineering.  Prior to
joining the Company, he served a 12-year term at General Electric Company, starting at the
General Electric Global Research Center, where he led the development of abradable seals for steam and gas turbines.  Dr. Ghasripoor also developed a solid particle erosion protection system for steam path airfoils, which is currently implemented in GE steam turbines to substantially extend the life of turbine blades.  Prior to joining General Electric, he spent
9.5 years at Sulzer’s Research and Development division in Switzerland as a Mechanical
Engineer leading projects to improve performance of large marine engines, compressors and pumps.  He is a named inventor on 69 U.S. patent applications, of which 41 have been granted to date, and has authored articles for 20 peer-reviewed publications.  Mr. Ghasripoor received his Ph.D. from Brunel University of West London in the United Kingdom.
William W. Yeung, age 51, joined the Company in June 2016 and is the Chief Legal Officer.
Mr. Yeung brings over 20 years of legal experience, with extensive experience in securities law, corporate governance and compliance, corporate strategy, SEC reporting and regulatory compliance, mergers and acquisitions and general contracts.  His clients have included Goldman
Sachs, JP Morgan, Credit Suisse, Citigroup Global Markets, Lehman Brothers, UBS, Salomon
Smith Barney, BNP Paribas, Del Monte, Sony Capital Corporation, McDonald’s Corporation, KBC
Bank, The Interpublic Group of Companies, The Bank of New York, United Technologies
Corporation and Nortel Networks.  Prior to joining the Company, Mr. Yeung was the General
Counsel of SharesPost, Inc. and served as a senior legal executive for Thomas Weisel Partners
Group Inc. and Socialutions Inc.  Mr. Yeung began practicing law at Cleary, Gottlieb, Steen &
Hamilton LLP in New York and practiced at Morrison & Foerster LLP in San Francisco.  Mr. Yeung
holds a J.D. from New York University School of Law and a B.A. from Boston College.

Energy Recovery, Inc. — 2024 Proxy Statement | 82

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.  Deloitte &
Touche LLP has served as the Company’s auditors since 2018.  A representative of Deloitte &
Touche LLP is expected to be present at the virtual 2024 Annual Meeting.  The representative will have an opportunity to make a statement and to respond to any questions.
The Audit Committee recognizes the importance of maintaining the independence of the
Company’s independent auditor, both in fact and appearance.  Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s independent auditor and determines whether to re-engage the current independent auditor.  In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors’ (global) capabilities and the auditors’ technical expertise and knowledge of the Company’s operations and industry.  Based on this evaluation, the Audit Committee has retained Deloitte & Touche LLP as the Company’s Independent Auditor for fiscal year 2024.  The members of the Audit Committee and the Board believe that, due to Deloitte & Touche LLP’s knowledge of the Company and of the industries in which the Company operate, it is in the
Company and the Company’s stockholder’s best interest to retain Deloitte & Touche LLP to serve as its independent auditor during fiscal year 2024.
Principal Accountant Fees and Services
The following table sets forth all fees accrued or paid to Deloitte & Touche LLP, the
Company’s independent registered public accountants for fiscal years ended December 31,
2023 and 2022.

	2023	2022
	($)	($)

Audit Fees (1)	1,093,105	1,019,105

Tax Fees (2)	57,750	47,959

All Other Fees (3)	66,895	1,895

Total	1,217,750	1,068,959

(1)Audit Fees consist of fees for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements on Form 10-K, review of the financial statements included in the
Company’s quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)Tax Fees consist of fees for professional services rendered for tax compliance, tax advice and tax planning.
(3)All Other Fees consist of accounting guidance software in 2023 and 2022 and sustainability review services in
2023.

Energy Recovery, Inc. — 2024 Proxy Statement | 83
Audit Committee Pre-Approval of Audit and Permissible Non-Audit
Services of Independent Registered Public Accounting Firm
The Audit Committee pre-approves audit, audit-related, tax and all other services provided by the Company’s independent registered public accountants, Deloitte & Touche LLP, and will not approve services that are impermissible under applicable laws and regulations.  The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision of that member to pre-approve specific services must be reported to the full
Audit Committee at its next scheduled meeting.  In the fiscal years ended December 31, 2023 and 2022, all fees identified above under the caption “Audit Fees” that were billed by Deloitte &
Touche LLP for 2023 and 2022 were approved by the Audit Committee in accordance with SEC requirements.
In the fiscal years ended December 31, 2023 and 2022, there were no other professional services provided by Deloitte & Touche LLP, other than those listed above, that would have required the Audit Committee to consider their compatibility with maintaining the independence of Deloitte & Touche LLP.
Ratification of Deloitte & Touche LLP
Although ratification is not required, the appointment of Deloitte & Touche LLP as the
Company’s independent auditors for fiscal year 2024 is being submitted for ratification at the
2024 Annual Meeting because the Board believes doing so is a good corporate governance practice.  Furthermore, the Audit Committee will take stockholders’ opinions regarding the appointment of Deloitte & Touche LLP into consideration in future deliberations.  If Deloitte &
Touche LLP’s appointment is not ratified at the 2024 Annual Meeting, the Audit Committee will consider the engagement of other independent auditors.  The Audit Committee may terminate
Deloitte & Touche LLP’s engagement as the Company’s independent accountants without the approval of the Company’s stockholders whenever the Audit Committee deems appropriate.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF
DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2024

Energy Recovery, Inc. — 2024 Proxy Statement | 84
REPORT OF THE AUDIT COMMITTEE
This report is not deemed to be soliciting material filed with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed with the SEC.
The Audit Committee oversees the Company’s financial reporting process on behalf of the
Board of Directors.  The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting and for assessing the effectiveness of internal control over financial reporting.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the consolidated audited financial statements and the related schedules in the 2023 Annual Report with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The Audit Committee is governed by a charter.  A copy of the charter is available on the
Company’s website at www.energyrecovery.com.  The charter was last amended effective April,
2020.  The Audit Committee held four meetings during fiscal year 2023.  The Audit Committee is comprised solely of independent directors as defined by the NASDAQ listing standards and
Rule 10A-3 of the Exchange Act.
The meetings of the Audit Committee are designed to facilitate and encourage communication among the committee, the Company, the Company’s internal audit function and the Company’s independent auditor.  The Audit Committee discussed with the Company’s internal auditors and independent auditor the overall scope and plans for their respective audits.  The Audit Committee meets with the internal auditors and the independent auditor, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.

Energy Recovery, Inc. — 2024 Proxy Statement | 85
The Audit Committee reviewed and discussed with Deloitte & Touche LLP, which was responsible for expressing an opinion on the conformity of those consolidated audited financial statements and related schedules with United States (“U.S.”) Generally Accepted Accounting
Principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit
Committee by the standards of the Public Company Accounting Oversight Board (United States)
(“PCAOB”), including PCAOB Auditing Standard No. 1301, Communications With Audit
Committees, the rules of the SEC and other applicable regulations.  In addition, the Audit
Committee has received the written disclosures and the letter from Deloitte & Touche LLP required by applicable PCAOB requirements regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence.  Additionally, the Audit Committee has discussed with Deloitte & Touche LLP, Deloitte & Touche LLP’s independence from Company management and the Company, including the matters in such letter, and has considered the compatibility of non-audit services with Deloitte & Touche LLP’s independence.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the consolidated audited financial statements and related schedules be included in the 2023 Annual Report on
Form 10-K for the year ended December 31, 2023 and filed by the Company with the SEC.
MEMBERS OF THE AUDIT COMMITTEE
Alexander J. Buehler, Chair of the Audit Committee
Joan K. Chow
Arve Hanstveit

Energy Recovery, Inc. — 2024 Proxy Statement | 86

OTHER MATTERS
Information About The Annual Meeting
Q:What is the purpose of the Annual Meeting?
A:Stockholders of record at the close of business on April 8, 2024 (the “Record Date”) will vote on the following items at the 2024 Annual Meeting:
•the election of six (6) directors to serve until the 2025 Annual Meeting (and until his/her respective successor has been elected and qualified, or until the director’s earlier removal or resignation);
•to hold a non-binding advisory vote on executive compensation;
•to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and
•to transact such other business that may properly come before the 2024 Annual
Meeting or at any adjournment or postponement thereof.
Q:Why are you conducting a Virtual Stockholder Meeting?
A:The Company believes the virtual meeting format enables stockholders to participate fully, and equally, from any location around the world, at little to no cost to them.  The Company designed the format of the 2024 Annual Meeting to ensure that the Company’s stockholders who attend the 2024 Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.  The directors will also attend the meeting virtually.
Q:What Happens If There Are Technical Difficulties During the Annual Meeting?
A:The Company will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting.  If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting on the log in page.

Energy Recovery, Inc. — 2024 Proxy Statement | 87
Q:How do I access the Audio Webcast of the Annual Meeting?
A:The live audio webcast of the 2024 Annual Meeting will begin promptly at 10:00 a.m. Pacific
Daylight Time.  Online access to the audio webcast will open approximately fifteen (15) minutes prior to the start of the 2024 Annual Meeting to allow time for you to log in and test the computer audio system.  The Company encourages its stockholders to access the meeting prior to the start time.  To attend the virtual 2024 Annual Meeting, log in at www.virtualshareholdermeeting.com/ERII2024.
Stockholders will need their unique 16-digit control number which appears on the Notice
Regarding the Availability of Proxy Materials, the proxy card (printed in the box and marked by the arrow) and the instructions that accompanied the proxy materials.  In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible and no later than Wednesday, June 5, 2024, so that you can be provided with a control number and gain access to the meeting.
Q:How do I vote?
A:If you are a stockholder of record as of the Record Date, there are four ways to vote:
•Via the Internet.  You may vote by proxy via the Internet by following the instructions found on the proxy card or the Notice.
•By Telephone.  You may vote by proxy by calling the toll-free number found on the proxy card or the Notice.
•By Mail.  You may vote by proxy by filling out the proxy card and returning it in the envelope provided.  If you vote by mail, your proxy card must be received by June 5,
2024.
•At the Virtual 2024 Annual Meeting.  You may vote live at the 2024 Annual Meeting at
www.virtualshareholdermeeting.com/ERII2024.
Please note that the Internet and telephone voting facilities will close at 11:59 p.m. Eastern
Daylight Time (8:59 p.m. Pacific Daylight Time) on June 5, 2024.
If you are a beneficial owner of shares held in street name as of the Record Date, you should have received from your broker, bank, trustee or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank, trustee or other nominee.  Please follow their instructions carefully.  Street name stockholders generally may vote by one of the following methods:
•Via the Internet.  You may vote by proxy via the Internet by following the instruction form provided to you by your broker, bank, trustee or other nominee.
•By Telephone.  You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your broker, bank, trustee or other nominee.
•By Mail.  You may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by your broker, bank, trustee or other nominee.

Energy Recovery, Inc. — 2024 Proxy Statement | 88
•At the Virtual 2024 Annual Meeting.  You may vote live at the virtual 2024 Annual
Meeting at www.virtualshareholdermeeting.com/ERII2024 using your unique 16-digit control number which appears on the Notice Regarding the Availability of Proxy
Materials, the proxy card (printed in the box and marked by the arrow) and the instructions that accompanied the proxy materials.
Q:How does the Board of Directors recommend I vote on these proposals?
A:The Board recommends a vote:
•FOR the election of Alexander J. Buehler, Joan K. Chow, Arve Hanstveit, David W. Moon,
Colin R. Sabol and Pamela L. Tondreau;
•FOR the approval of the Company’s executive compensation; and
•FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31,
2024.
Q:What is included in the proxy materials?
A:The proxy materials include this Proxy Statement and the Company’s 2023 Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the SEC on February 22,
2024 (the “2023 Annual Report”).  These materials were first made available to you via the
Internet on or about April 22, 2024.  The Company’s principal executive offices are located at 1717 Doolittle Drive, San Leandro, CA 94577, and the Company’s telephone number is
(510) 483-7370.  The Company maintains a website at www.energyrecovery.com.  The information on the website is not a part of this Proxy Statement.
Q:Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
A:In accordance with the rules of the SEC, the Company has elected to furnish its proxy materials, including this Proxy Statement and the 2023 Annual Report, primarily via the
Internet.  The Notice containing instructions on how to access the Company’s proxy materials is first being mailed on or about April 22, 2024 to all stockholders entitled to vote at the virtual 2024 Annual Meeting.  Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice.  The Company encourages stockholders to take advantage of the availability of its proxy materials via the Internet to help reduce the environmental impact of the 2024 Annual Meeting.
Q:How many votes do I have?
A:On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Energy Recovery, Inc. — 2024 Proxy Statement | 89
Q:Can I change my vote or revoke my proxy after submitting my proxy?
A:You may change your vote or revoke your proxy at any time prior to the taking of the vote at the 2024 Annual Meeting.
If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described on pages 88-89 of this Proxy Statement (and until the applicable deadline for each method); (2) providing a written notice of revocation to the Company’s
Secretary at Energy Recovery, Inc., 1717 Doolittle Drive, San Leandro, CA 94577 prior to your shares being voted; or (3) attending the 2024 Annual Meeting and voting at the
2024 Annual Meeting.  Attendance at the 2024 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote at the virtual 2024 Annual Meeting.
For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the virtual
2024 Annual Meeting and voting in person.
Q:What if I return a proxy card but do not make specific choices?
A:When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the 2024 Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will be voted in accordance with the recommendations of the Board as described on page 89 of this Proxy Statement.  If any matters not described in this Proxy Statement are properly presented at the
2024 Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares.  If the 2024 Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described above under “Can I change my vote or revoke my proxy after submitting my proxy?”
Q:Who pays for the expenses related to the preparation and mailing of the Proxy
Statement?
A:The Company will bear the costs of soliciting proxies, including the costs for the preparation, assembly, printing and mailing of the Proxy Statement and related proxy materials.  In addition, the Company will reimburse brokerage firms and other nominees representing beneficial owners of shares for their expenses in forwarding solicitation materials to beneficial owners of those shares.  The Company has retained Alliance Advisors as its proxy solicitors, and proxies may be solicited by a representative of that firm.  For its services, the Company will pay Alliance Advisors a fee of $8,000 plus reasonable expenses.
Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally, by telephone, facsimile or mail.

Energy Recovery, Inc. — 2024 Proxy Statement | 90
Q:Who can vote at the Annual Meeting?
A:Only stockholders of record at the close of business on April 8, 2024, the Record Date, will be entitled to notice of, and to vote at, the 2024 Annual Meeting.  Each stockholder of record will be entitled to one vote on each matter for each share of common stock held on the Record Date.  On the Record Date, the Company had 57,329,402 shares of common stock outstanding, held by 15 holders of record, one of which is Cede & Co., a nominee for
Depository Trust Company (“DTC”).
Q:Will there be any other items of business on the agenda?
A:The Company does not know of any business to be considered at the 2024 Annual Meeting other than the proposals described in this Proxy Statement; however, the proxy holders
(who are the management representatives named on the proxy card) may vote using their discretion with respect to any other matters properly presented for a vote at the meeting.
Q:How many votes are required for the approval of each item?
A:Proposal No. 1 (election of director): The candidates who receive the greatest number of votes cast (also known as a “plurality” of the votes cast) at the 2024 Annual Meeting will be elected, provided that a quorum is present.  The Board recommends a vote “FOR” the nominees.
Proposal No. 2 (advisory approval of the Company’s executive compensation) and Proposal
No. 3 (ratification of Deloitte & Touche LLP as the Company’s independent registered public accountants): An affirmative vote of a majority of the shares of the Company’s common stock present and entitled to vote is required to approve Proposals No. 2 and No. 3, provided that a quorum is present.  The Board recommends a vote “FOR” each of the
Proposals No. 2 and No. 3.
Q:What is the quorum requirement?
A:A “quorum” of stockholders must be present for us to hold a valid meeting of stockholders.
Stockholders representing a majority (more than 50%) of the voting power of the
Company’s outstanding common stock as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the
2024 Annual Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy or if you vote in person at the meeting.  Stockholders who submit signed and dated proxies without specifying their votes and broker “non-votes” described below will be counted towards the quorum requirement.  If there is no quorum, the chairperson of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

Energy Recovery, Inc. — 2024 Proxy Statement | 91
Q:What is a record holder?
A:If your shares are registered directly in your name with the Company’s transfer agent,
Equiniti Trust Company, LLC, you are considered a “record holder” of those shares.  If you are a record holder, you will receive a Notice on how you may access and review the proxy materials on the Internet.
Q:What is a beneficial owner?
A:If your shares are held in a stock brokerage account, by a bank or by another nominee, those shares are registered with Equiniti Trust Company, LLC in the “street name” of the brokerage account, bank or other nominee, you are considered the “beneficial owner” of those shares.  If you are a beneficial owner, your broker or other nominee will send you a form of voting instructions along with instructions on how to access proxy materials.
As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction form included in the mailing or by following the instructions on the voting instruction card for voting via the Internet or telephone.
If there are multiple beneficial owners in the same household, your broker or other nominee may send only one set of voting instructions or copy of the proxy materials to your household.  If you are receiving multiple copies of these materials and would like to receive a single copy in the future, please contact your broker, bank or other nominee to request a single copy in the future.
Q:How are votes counted?
A:All shares of common stock represented by valid proxies will be voted in accordance with their instructions.  In the absence of instructions, proxies will be voted “FOR” Proposals
Nos. 1, 2 and 3.
Brokers, banks and other nominees may submit a proxy card for shares of common stock that they hold for a beneficial owner but may decline to vote on certain items because they have not received instructions from the beneficial owner.  These are called “Broker Non-
Votes” and are not included in the tabulation of the voting results for the election of directors or for purposes of determining the number of votes cast with respect to a particular proposal.  Consequently, Broker Non‑Votes will not count as votes cast for purposes of Proposals Nos. 1 and 2.
Brokers have the discretion to vote such shares for which they have not received voting instructions from the beneficial owners on routine matters but not on non-routine matters.
The only routine matter up for vote this year is the ratification of the independent registered public accounting firm (Proposal No. 3).

Energy Recovery, Inc. — 2024 Proxy Statement | 92
A broker is prohibited from voting on a non-routine matter unless the broker receives specific voting instructions from the beneficial owner of the shares.  The election of directors (Proposal No. 1) and the advisory vote on executive compensation (Proposal
No. 2) are non-routine matters, and your broker cannot vote your shares on these proposals unless you have timely returned applicable voting instructions to your broker.
Abstentions have no effect on the outcome of voting for Proposal No. 1, election of directors.  Abstentions are treated as shares present or represented and voting regarding
Proposals Nos. 2 and 3, so abstentions have the same effect as negative votes on those proposals.
A summary of the voting provisions, provided a valid quorum is present or represented at the 2024 Annual Meeting, for the matters described in “What is the purpose of the Annual
Meeting?” is as follows:

Proposal No.	Vote	Board Voting Recommendation	Routine or Non- Routine (1)	Discretionary Voting by Broker Permitted?	Vote Required for Approval	Impact of Abstention	Impact of Broker Non-votes (Uninstructed Shares)
1	Election of the director nominees	FOR	Non- routine	No	Plurality (2)	No impact	No impact

2	Advisory, non- binding approval of executive compensation	FOR	Non- routine	No	Majority of shares present or represented by proxy and entitled to vote	Has the same effect as a vote against	No impact

3	Ratification of independent public accountants	FOR	Routine	Yes	Majority of shares present or represented by proxy and entitled to vote	Has the same effect as a vote against	Broker has the discretion to vote

(1)“Routine” means if you hold your shares in street name, your broker may vote your shares for you absent any other instructions from you.  “Non-routine” means if you hold your shares in street name, your broker may not vote your shares for you.
(2)“Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as directors.  Accordingly, the six nominees receiving the highest number of affirmative votes will be elected as the directors to serve until the 2025 Annual Meeting.  Abstentions and broker non‑votes will have no effect on the outcome of the vote.
Q:Who counts or tabulates the votes?
A:The votes of stockholders attending the 2024 Annual Meeting and voting in person will be counted or tabulated by an independent inspector of election.  For the 2024 Annual
Meeting, a representative of Broadridge Investor Communications Solutions, Inc. will tabulate votes cast by proxy and in person.

Energy Recovery, Inc. — 2024 Proxy Statement | 93
Q:How do I access the proxy materials and annual report via the Internet?
A:A Notice will be mailed or emailed with instructions on how to access proxy materials via the Internet.  This Proxy Statement, the 2023 Annual Report, and related proxy materials for the 2024 Annual Meeting to be held on June 6, 2024 will also be available electronically at
http://ir.energyrecovery.com.
If you have previously chosen to receive the proxy materials via the Internet, you will be receiving an e-mail on or about April 22, 2024 with information on how to access stockholder information and instructions for voting over the Internet.  Stockholders of record may vote via the Internet until 11:59 p.m. Eastern Daylight Time (8:59 p.m. Pacific
Daylight Time) on June 5, 2024.
If your shares are registered in the name of a brokerage firm and you have not elected to receive proxy materials over the Internet, you may still be eligible to vote shares electronically over the Internet.  Many brokerage firms participate in programs that provide eligible stockholders who receive a paper copy of this Proxy Statement and 2023 Annual
Report the opportunity to vote via the Internet.  If your brokerage firm participates in such a program, a form from the broker will provide voting instructions.
Stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies.  Stockholders of record wishing to receive future stockholder materials electronically can elect this option by following the instructions provided when voting over the Internet at www.proxyvote.com.
Upon electing to view future proxy statements and annual reports over the Internet, you will receive an e-mail notification next year with instructions containing the Internet address of those materials.  The choice to view future proxy statements and annual reports over the Internet will remain in effect until you contact your broker or the Company to rescind the instructions.  Internet access does not have to be elected each year.
Stockholders who elected to receive this Proxy Statement electronically over the Internet and who would now like to receive a paper copy of this Proxy Statement so that they may submit a paper proxy in lieu of an electronic proxy should contact either their broker or the
Company.
Q:What should I do if I get more than one proxy or voting instruction card?
A:Stockholders may receive more than one set of voting materials, including multiple copies of the proxy materials and multiple Notices, proxy cards or voting instruction cards.  For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held.
Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials or one Notice.  You should vote in accordance with all of the proxy cards and voting instruction cards you receive relating to the 2024 Annual
Meeting to ensure that all of your shares are counted.

Energy Recovery, Inc. — 2024 Proxy Statement | 94
Q:I share an address with another stockholder, and we received only one paper copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?
A:The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders.  This process is commonly referred to as “house-holding.”
Brokers with account holders who are the Company’s stockholders may be house-holding the Company’s proxy materials.  A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.  Once you have received notice from your broker that it will be house-holding communications to your address, house-holding will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in house-holding.
If, at any time, you no longer wish to participate in house-holding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker,
(2) direct your written request to: Energy Recovery, Inc., Attn: Investor Relations,
1717 Doolittle Drive, San Leandro, CA 94577 or (3) contact the Company’s Investor Relations department by email at IR@energyrecover.com or by telephone at (281) 962-8105.
Stockholders who receive multiple copies of the proxy statement or annual report at their address and would like to request house-holding of their communications should contact their broker.  In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered.
Q:What if I have questions about my Energy Recovery shares or need to change my mailing address?
A:You may contact the Company’s transfer agent, Equiniti Trust Company, LLC, by telephone at (800) 937-5449 (U.S.) or (718) 921-8124 (outside the U.S.), by email to
helpast@equiniti.com or by website at https://equiniti.com/us/ast-access, if you have questions about your Energy Recovery shares or need to change your mailing address.
Q:Where can I find the voting results of the Annual Meeting?
A:The Company will announce preliminary voting results at the 2024 Annual Meeting.  The
Company will also disclose voting results on a Current Report on Form 8-K that the
Company will file with the SEC within four business days after the 2024 Annual Meeting.  If final voting results are not available to the Company in time to file a Current Report on
Form 8‑K within four business days after the 2024 Annual Meeting, the Company will file a
Current Report on Form 8‑K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

Energy Recovery, Inc. — 2024 Proxy Statement | 95
RELATED PERSON POLICIES AND TRANSACTIONS
The NASDAQ listing rules require that the Company, on an ongoing basis, conduct appropriate reviews of all related-person transactions for potential conflict-of-interest situations.  The Audit Committee charter provides that the committee’s responsibilities include the review of all related party transactions required to be disclosed pursuant to Item 404 of
Regulation S-K promulgated under the Securities Act of 1933, as amended, and to determine whether to approve the transactions.  In determining whether a related party transaction will be approved, the Audit Committee will consider several factors, including without limitation:
(a) the benefits to the Company; (b) the impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; (c) the availability of other sources for comparable products or services; (d) the terms of the transaction; and (e) the terms available to unrelated third parties or to employees generally.
Related party transactions are, subject to certain limited exceptions, any transaction, arrangement or relationship in which the Company is a participant and the amount involved exceeds $120,000, and the related party had, has or will have a direct or indirect material interest.  Related party includes: (a) any person who is or was (at any time during the last fiscal year) an executive officer, director or nominee for election as a director; (b) any person or group who is a beneficial owner of 5% or more of the Company’s voting securities; (c) any immediate family member of a person described in clauses (a) or (b) of this sentence; or (d) any entity in which any of the foregoing persons is employed, is a director, executive officer or partner, or is in a similar position, or in which such person, together with all other “related parties,” have in the aggregate 5% or greater beneficial ownership interest.
The Board’s Nominating and Corporate Governance Committee charter also provides that the Nominating and Corporate Governance Committee will review potential conflicts of interest.  In addition, the Code of Business Conduct and Ethics provides that each employee and non-employee director is expected to disclose potential conflicts of interest involving that individual or the individual’s family members to a supervisor, executive officer or member of the Audit Committee as described in the Code of Business Conduct and Ethics.
Notwithstanding the foregoing, all compensation-related matters must be approved by the Compensation Committee of the Board of Directors or recommended by the Compensation
Committee to the Board of Directors for its approval.
During fiscal 2023, the Company did not enter into any transactions with related parties that required review, approval or ratification by the Board of Directors as described above.

Energy Recovery, Inc. — 2024 Proxy Statement | 96
REQUIREMENTS FOR STOCKHOLDER PROPOSALS
Requirements for Stockholder Proposals to be Brought Before an
Annual Meeting
For stockholder proposals to be considered properly brought before an annual meeting, the stockholder must have given timely notice in writing to the Corporate Secretary of the
Company and otherwise comply with the provisions of the Bylaws regarding the requirements for stockholder proposals to be brought before an annual meeting.  Under the Bylaws, to be timely for the annual meeting of stockholders to be held in 2025, a stockholder’s notice must generally be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company between November 25, 2024 and December 23,
2024.  Also under the Bylaws, a stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder; (b) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of the stockholder, or any affiliates or associates of such stockholder, with respect to stock of the Company; (c) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Company) has been made by or on behalf of the stockholder, or any affiliates or associates of such stockholder, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such stockholder, or any affiliates or associates of such stockholder, or to increase or decrease the voting power or pecuniary or economic interest of such stockholder, or any affiliates or associates of such stockholder, with respect to stock of the Company; (d) a representation that the stockholder is a holder of record of Energy Recovery stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice; (e) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (f) any material interest of the stockholder in such business; and (g) any other information that is required to be provided by the stockholder under applicable SEC regulations.  Information with respect to the requirements for stockholder nominations for candidates to serve as a director of the Company is set forth above under “Committees of the Board of Directors – The Nominating and
Corporate Governance Committee.”

Energy Recovery, Inc. — 2024 Proxy Statement | 97
Requirements for Stockholder Proposals to be Considered for
Inclusion in the Company’s Proxy Materials
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, and intended to be presented at the 2025 Annual Meeting, must be received by the Corporate
Secretary of the Company (at Energy Recovery, Inc., Attn: Corporate Secretary, 1717 Doolittle
Drive, San Leandro, California 94577) no later than December 23, 2024 in order to be considered for inclusion in the Company’s proxy materials for that meeting.
Requirements for Proxy Access
In addition, the Bylaws permit certain of the Company’s stockholders who have beneficially owned 3% or more of the Company outstanding common stock continuously for at least three years to submit nominations to be included in the Company’s proxy materials for a number not to exceed the greater of two (2) or twenty percent (20%) of the total number of directors then serving.  Notice of proxy access director nominations for the 2025 Annual
Meeting must be delivered to the Company’s Corporate Secretary at the Company (at Energy
Recovery, Inc., Attn: Corporate Secretary, 1717 Doolittle Drive, San Leandro, California 94577)
no earlier than November 25, 2024 and no later than the close of business on December 23,
2024.  The notice must set forth the information required by the Bylaws with respect to each proxy access director nomination that eligible stockholder or stockholders intend to present at the 2025 Annual Meeting and must otherwise be in compliance with the Bylaws.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s common stock (collectively “Reporting
Persons”) to file reports of ownership and changes in ownership of the Company’s common stock.  Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.
Based solely on the Company’s review of copies of the reports the Company has’ received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in the Company’s common stock during the year ended December 31, 2023, except for Mr. Hanstveit who filed a late report due to an administrative error on June 23, 2023.

Energy Recovery, Inc. — 2024 Proxy Statement | 98
Other
The Board does not know of any other matters to be presented at the 2024 Annual
Meeting.  If any additional matters are properly presented or otherwise allowed to be considered at the 2024 Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the meeting, regardless of the number of shares that you hold.  You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.
Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the “safe harbor”
provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements in this report include, but are not limited to, statements about the Company’s expectations, objectives, anticipations, plans, hopes, beliefs, intentions or strategies regarding the future.
Forward-looking statements represent the Company’s current expectations about future events, are based on assumptions, and involve risks and uncertainties.  If the risks or uncertainties occur or the assumptions prove incorrect, then the Company’s results may differ materially from those set forth or implied by the forward-looking statements.  The Company’s forward-looking statements are not guarantees of future performance or events and it is important to note that the Company’s actual results could differ materially from the results set forth or implied by its forward-looking statements.
Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,”
“estimates,” “seeks,” “continue,” “could,” “may,” “potential,” “should,” “will,” “would,”
variations of such words and similar expressions are also intended to identify such forward-
looking statements.  These forward-looking statements are subject to risks, uncertainties and assumptions that are difficult to predict.  Readers are directed to risks and uncertainties identified under the heading Item 1A, “Risk Factors,” in the Company’s 2023 Annual Reports on
Form 10-K, filed with the SEC on February 22, 2024, for factors that may cause actual results to be different from those expressed in these forward-looking statements.  Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Energy Recovery, Inc. — 2024 Proxy Statement | 99
Forward-looking statements in this Proxy Statement include, without limitation, statements about the following:

•the Company’s belief that its pressure exchanger technology has demonstrated potential to grow in other verticals, including CO2 refrigeration;
•the Company’s belief that there are strong prospects for greater growth;
•the Company’s anticipation of a 10th year of growth in its water business;
•the Company’s revenue expectations for 2024;
•the Company’s belief that customers are starting to embrace the PX Q400;
•the Company’s expectations that up to half of its mega project desalination revenue will come from the PX Q400 in 2024;
•the Company’s aim to potentially double its wastewater revenue, which could comprise up to 10% of our overall water sales;
•the Company’s estimates for the number of new installations of the PX G1300; and
•the Company’s belief that it is poised for decades of innovation and delivering financial and environmental value to its customers, investors and stakeholders.

ANNUAL REPORT
The 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the
“2023 Annual Report”) (which is not a part of the Company’s proxy soliciting materials), is being mailed with this Proxy Statement to those stockholders that request to receive a copy of the proxy materials in the mail.  Stockholders that received the Notice of Internet Availability of
Proxy Materials can access this Proxy Statement and the 2023 Annual Report at
www.proxyvote.com, which does not have “cookies” that identify visitors to the site.  Requests for copies of the 2023 Annual Report may also be directed to the Corporate Secretary (at
Energy Recovery, Inc., Attn: Corporate Secretary, 1717 Doolittle Drive, San Leandro, CA 94577).
The Company filed the 2023 Annual Report filed with the SEC on February 22, 2024.  It is available free of charge at the SEC’s web site at www.sec.gov.  Upon written request by an
Energy Recovery stockholder, the Company will mail without charge a copy of the 2023 Annual
Report, including the financial statements and financial statement schedules, but excluding exhibits to the 2023 Annual Report.  Exhibits to the 2023 Annual Report are available upon payment of a reasonable fee, which is limited to the Company’s expenses in furnishing the requested exhibit(s).  All requests should be directed to the Corporate Secretary (at Energy
Recovery, Inc., Attn: Corporate Secretary, 1717 Doolittle Drive, San Leandro, CA 94577).

Energy Recovery, Inc. — 2024 Proxy Statement | 100

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ERII2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 5, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V47221-P07613

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENERGY RECOVERY, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect six (6) directors to hold office until the 2025 Annual Meeting of Stockholders (and, until their respective successors have been elected and qualified, or until the director's earlier removal or resignation).	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Alexander J. Buehler
02) Joan K. Chow
03) Arve Hanstveit
04) David W. Moon
05) Colin R. Sabol
06) Pamela L. Tondreau

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To approve, on an advisory basis, our executive compensation for the fiscal year ended December 31, 2023 as described in the Proxy Statement.	☐	☐	☐
3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V47222-P07613

ENERGY RECOVERY, INC.
Annual Meeting of Stockholders
June 6, 2024, 10:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) David W. Moon and William W. Yeung, or either of them, as proxies, each having full power of substitution, to vote all of the shares of common stock of Energy Recovery, Inc., that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on June 6, 2024, at 10:00 a.m. local time, virtually at www.virtualshareholdermeeting.com/ERII2024, and any adjournment or postponement thereof, on all matters set forth on the reverse side and in its/their discretion upon such other matters as may properly come before the Annual Meeting.

The undersigned hereby acknowledge(s) receipt of the Proxy Statement dated April 22, 2024 and a copy of Energy Recovery, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on February 22, 2024. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Energy Recovery, Inc., gives notice of such revocation.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement, FOR the approval, on an advisory basis, of our executive compensation for the fiscal year ended December 31, 2023 as described in Proposal No. 2 of the Proxy Statement, and FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024 as described in Proposal No. 3 of the Proxy Statement.

Continued and to be signed on reverse side

Your **Vote** Counts!

ENERGY RECOVERY, INC.

2024 Annual Meeting
Vote by June 5, 2024
11:59 p.m. ET

energy recovery

V47234-P07613

You invested in ENERGY RECOVERY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

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Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2024
10:00 a.m. PDT

Virtually at:
www.virtualshareholdermeeting.com/ERII2024

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect six (6) directors to hold office until the 2025 Annual Meeting of Stockholders (and, until their respective successors have been elected and qualified, or until the director's earlier removal or resignation). **Nominees:** 01) Alexander J. Buehler 02) Joan K. Chow 03) Arve Hanstveit 04) David W. Moon 05) Colin R. Sabol 06) Pamela L. Tondreau	For
2. To approve, on an advisory basis, our executive compensation for the fiscal year ended December 31, 2023 as described in the Proxy Statement.	For
3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V47235-P07613